SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

----------------------

The SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND ("Fund") seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS ENDED
NOVEMBER 30, 1999

                                WITHOUT SALES CHARGES(1)
                        ----------------------------------------
                        CLASS A       CLASS B       CLASS L
----------------------------------------------------------------
One-Year                  39.50%        38.51%        38.51%
----------------------------------------------------------------
Since Inception+          37.46         36.46         36.46
----------------------------------------------------------------

                                 WITH SALES CHARGES(2)
                        ----------------------------------------
                        CLASS A       CLASS B       CLASS L
----------------------------------------------------------------
One-Year                  32.50%        33.51%        36.15%
----------------------------------------------------------------
Since Inception+          34.35         35.56         35.85
----------------------------------------------------------------

         (1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
         (2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
                        All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
          +             Inception date for Class A, B and L shares is
                        August 29, 1997.

 FUND HIGHLIGHT
------------------------------------------------
WE BELIEVE THAT PRESENT ECONOMIC CONDITIONS ARE FAVORABLE FOR
LARGE-CAPITALIZATION GROWTH STOCKS. WE THINK THAT AN ECONOMY CHARACTERIZED BY LOW INFLATION AND STABLE INTEREST RATES IS CLEARLY BENEFICIAL TO THOSE COMPANIES FOCUSED ON INCREASING SALES AND INSTITUTING EFFICIENCIES.

 NASDAQ SYMBOL
------------------------------------------------

  CLASS A       SBLGX
  CLASS B       SBLBX
  CLASS L       SLCCX

 WHAT'S INSIDE
------------------------------------------------

SHAREHOLDER LETTER.......................         1
HISTORICAL PERFORMANCE...................         3
SMITH BARNEY LARGE CAPITALIZATION GROWTH
  FUND AT A GLANCE.......................         5
SCHEDULE OF INVESTMENTS..................         6
STATEMENT OF ASSETS AND LIABILITIES......         8
STATEMENT OF OPERATIONS..................         9
STATEMENTS OF CHANGES IN NET ASSETS......        10
NOTES TO FINANCIAL STATEMENTS............        11
FINANCIAL HIGHLIGHTS.....................        14
INDEPENDENT AUDITORS' REPORT.............        19
TAX INFORMATION..........................        20

 SHAREHOLDER LETTER
------------------------------------------------

[PHOTO]                       [PHOTO]
HEATH B.                      ALAN
MCLENDON                      BLAKE
Chairman                      Vice President and
                              Investment Officer

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the year ended November 30, 1999. We hope you find this report useful and informative. In this report we have summarized the period's prevailing economic and market conditions and outlined our performance strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Any discussion of the Fund's holdings are as of November 30, 1999. Please refer to pages six and seven for a list of the Fund's holdings.

PERFORMANCE UPDATE AND STRATEGY
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations of $5 billion or more.

For the year ended November 30, 1999, we are proud to report that Class A, B and L shares of the Fund generated a total return, without sales charges, of 39.50%, 38.51% and 38.51%, respectively.

In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 20.89% for the same period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.)

The Fund emphasizes a core of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and very high returns on equity). The second key characteristic centers on the product or service of a company. We are most interested in companies delivering world-class products or services in the global marketplace. We are also looking for dominant companies within growth industries where we perceive the barriers to entry are extremely high. Lastly, a third characteristic we look for is a strong management team. Strong management is just as important as a company's financial condition or the quality of its products or services. We look for these characteristics to identify companies that we believe represent outstanding long-term investment opportunities.

MARKET OVERVIEW AND OUTLOOK
The stock market continued to grow in 1999 despite a number of issues that kept investors on edge. Both stock and bond markets were characterized by higher levels of volatility due to concerns about the Asian economy and the effect of the introduction of the Euro. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, Netherlands, Austria, Portugal and Finland on January 1, 1999.)

Ultimately, we think that it is the corporate earnings outlook that is the most important factor in determining the behavior of large-capitalization growth stocks. As such, we tend to view much of the political and economic headlines as background noise and continue our focus on individual company balance sheets, products and management. When questions exist about the

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  1
political and economic situation worldwide, it always seems to lead many investors back to the highest-quality companies.

Since our last report, the Fund has experienced broad gains, in large part due to its technology holdings. At the Fund's inception in August 1997, we stated that our investment focus was to invest in companies that can, over time, in a low inflation environment, deliver above average unit growth. We continue to invest in companies with the financial strength to raise dividends where applicable, buy back shares and make strategic acquisitions.

Within the technology sector, our focus remains in the areas of software, semiconductors, telecommunications and networking. Recognized leaders in these areas such as Microsoft, Cisco, Texas Instruments, Lucent, Motorola and Intel, continue to positively contribute to the performance of the Fund.

Although the technology sector continues to receive a great deal of attention, we remain committed to the financial services sector. In our view, the underlying fundamentals of the financial services industry remain strong, hence our investments in American International Group, Morgan Stanley Dean Witter & Co., Wells Fargo, Fannie Mae and Household International.

One area of disappointment this year was the consumer sector, as the effect of the worldwide economic slowdown had a negative impact on earnings. However, we plan to add to our positions in Coca-Cola, Gillette, Johnson & Johnson, Merck and Procter & Gamble as we believe the worldwide economic recovery that is now underway should benefit global, brand-name companies such as these.

In closing, thank you for investing in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/S/ HEATH B. MCLENDON     /S/ ALAN BLAKE
HEATH B. MCLENDON         ALAN BLAKE
Chairman                  Vice President and
                          Investment Officer
DECEMBER 13, 1999

--------------------------------------------------------------------------------
2                                             1999 ANNUAL REPORT TO SHAREHOLDERS

 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING         END           INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                                  OF YEAR        OF YEAR        DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
-------------------------------------------------------------------------------------------------------------------------------
11/30/99                                    $17.41          $23.94          $0.00             $0.33             39.50%
-------------------------------------------------------------------------------------------------------------------------------
11/30/98                                     12.28           17.41           0.02              0.01             42.12
-------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                       11.88           12.28           0.00              0.00              3.37+
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                   $0.02             $0.34
-------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING         END           INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                                  OF YEAR        OF YEAR        DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
-------------------------------------------------------------------------------------------------------------------------------
11/30/99                                    $17.26          $23.56          $0.00             $0.33             38.51%
-------------------------------------------------------------------------------------------------------------------------------
11/30/98                                     12.26           17.26           0.01              0.01             41.02
-------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                       11.88           12.26           0.00              0.00              3.20+
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                   $0.01             $0.34
-------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING         END           INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                                  OF YEAR        OF YEAR        DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
-------------------------------------------------------------------------------------------------------------------------------
11/30/99                                    $17.26          $23.56          $0.00             $0.33             38.51%
-------------------------------------------------------------------------------------------------------------------------------
11/30/98                                     12.26           17.26           0.01              0.01             41.02
-------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                       11.88           12.26           0.00              0.00              3.20+
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                   $0.01             $0.34
-------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES
--------------------------------------------------------------------------------

                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING         END           INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                                  OF YEAR        OF YEAR        DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
-------------------------------------------------------------------------------------------------------------------------------
11/30/99                                    $17.49          $24.14          $0.00             $0.33            40.00%
-------------------------------------------------------------------------------------------------------------------------------
11/30/98                                     12.29           17.49           0.02              0.01            42.61
-------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                       12.66           12.29           0.00              0.00            (2.92)+
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                   $0.02             $0.34
-------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES
--------------------------------------------------------------------------------

                                               NET ASSET VALUE
                                           ------------------------
                                           BEGINNING         END           INCOME         CAPITAL GAIN          TOTAL
YEAR ENDED                                  OF YEAR        OF YEAR        DIVIDENDS       DISTRIBUTIONS       RETURNS(1)
-------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99                      $19.48          $24.02          $0.00             $0.33            25.08%+
-------------------------------------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  3

 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                             WITHOUT SALES CHARGES(1)
                                                 --------------------------------------------------------------------------------
                                                 CLASS A          CLASS B          CLASS L          CLASS Y          CLASS Z
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 11/30/99                               39.50%           38.51%           38.51%           40.00%           N/A
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 11/30/99                       37.46            36.46            36.46            36.52            25.08%+
---------------------------------------------------------------------------------------------------------------------------------

                                                 WITH SALES CHARGES(2)
                                     ---------------------------------------------
                                     CLASS A  CLASS B  CLASS L  CLASS Y  CLASS Z
----------------------------------------------------------------------------------
Year Ended 11/30/99                  32.50%   33.51%   36.15%   40.00%    N/A
----------------------------------------------------------------------------------
Inception* through 11/30/99          34.35    35.56    35.85    36.52    25.08%+
----------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     WITHOUT SALES CHARGES(1)
-------------------------------------------------------------------------------------------------
Class A (Inception* through 11/30/99)                                        104.92%
-------------------------------------------------------------------------------------------------
Class B (Inception* through 11/30/99)                                        101.56
-------------------------------------------------------------------------------------------------
Class L (Inception* through 11/30/99)                                        101.56
-------------------------------------------------------------------------------------------------
Class Y (Inception* through 11/30/99)                                         93.83
-------------------------------------------------------------------------------------------------
Class Z (Inception* through 11/30/99)                                         25.08
-------------------------------------------------------------------------------------------------

         (1)            ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN
                        DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT
                        REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH
                        RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT
                        DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND
                        L SHARES.
         (2)            ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN
                        DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION,
                        CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM
                        INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY;
                        CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH
                        APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM
                        PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR
                        UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE
                        DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE
                        REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.
          *             INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 29,
                        1997. INCEPTION DATE FOR CLASS Y AND Z SHARES ARE
                        OCTOBER 15, 1997 AND JANUARY 4, 1999, RESPECTIVELY.
          +             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

--------------------------------------------------------------------------------
4                                             1999 ANNUAL REPORT TO SHAREHOLDERS

 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX+
--------------------------------------------------------------------------------

                          AUGUST 1997 -- NOVEMBER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         SMITH BARNEY LARGE     SMITH BARNEY LARGE     SMITH BARNEY LARGE    STANDARD & POOR'S
        CAPITALIZATION GROWTH  CAPITALIZATION GROWTH  CAPITALIZATION GROWTH      500 INDEX
        FUND - CLASS A SHARES  FUND - CLASS B SHARES  FUND - CLASS L SHARES
Aug-97                 $9,496                $10,000                $10,000            $10,000
Nov-97                 $9,816                 $9,820                $10,117            $10,667
May-98                $12,043                $12,114                $12,388            $12,274
Nov-98                $13,950                $14,153                $14,407            $13,367
May-99                $16,883                $17,155                $17,379            $15,051
Nov-99                $19,460                $19,857                $19,955            $16,159

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment, and reinvestment of dividends and capital gains, if any, through November 30, 1999. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

INDUSTRY DIVERSIFICATION OF COMMON STOCK*
----------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods        2.10%
Consumer Durables    3.10%
Consumer Goods      20.50%
Consumer Services   10.10%
Financial Services  22.20%
Health Care         16.00%
Semi-Conductors     14.90%
Software/PC's        3.80%
Telecommunications   7.30%

* As a percentage of total common stock.

TOP TEN HOLDINGS*                                        AS OF NOVEMBER 30, 1999
------------------------------------------------

                   1.   AMERICA ONLINE, INC.                          6.8%
----------------------------------------------------------------------------
                   2.   TEXAS INSTRUMENTS INC.                        6.0
----------------------------------------------------------------------------
                   3.   INTEL CORP.                                   5.4
----------------------------------------------------------------------------
                   4.   THE COCA-COLA CO.                             4.8
----------------------------------------------------------------------------
                   5.   MERRILL LYNCH & CO., INC.                     4.1
----------------------------------------------------------------------------
                   6.   WELLS FARGO & CO.                             4.1
----------------------------------------------------------------------------
                   7.   WARNER-LAMBERT CO.                            3.9
----------------------------------------------------------------------------
                   8.   MOTOROLA INC.                                 3.6
----------------------------------------------------------------------------
                   9.   XILINX, INC.                                  3.5
----------------------------------------------------------------------------
                  10.   THE GILLETTE CO.                              3.5
----------------------------------------------------------------------------

          *             As a percentage of total common stock.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  5

 SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 1999
--------------------------------------------------------------------------------

       SHARES                                      SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%

CAPITAL GOODS -- 2.1%
        550,000          General Electric Co.                                            $ 71,500,000
----------------------------------------------------------------------------------------------------------

CONSUMER DURABLES -- 3.1%
      1,315,000          The Home Depot, Inc.                                             103,967,188
----------------------------------------------------------------------------------------------------------

CONSUMER GOODS -- 20.5%
      1,770,000          Avon Products Inc.                                                64,494,375
      2,420,000          The Coca-Cola Co.                                                162,896,250
      3,000,000          The Gillette Co.                                                 120,562,500
      1,700,000          McDonald's Corp.                                                  76,500,000
      2,600,000          PepsiCo, Inc.                                                     89,862,500
        870,000          The Procter & Gamble Co.                                          93,960,000
      1,100,000          Wm. Wrigley Jr. Co.                                               91,506,250
----------------------------------------------------------------------------------------------------------
                                                                                          699,781,875
----------------------------------------------------------------------------------------------------------

CONSUMER SERVICES -- 10.1%
      3,200,000          America Online, Inc.+                                            232,600,000
      4,000,000          The Walt Disney Co.                                              111,500,000
----------------------------------------------------------------------------------------------------------
                                                                                          344,100,000
----------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 22.2%
        850,000          American International Group Inc.                                 87,762,500
          1,830          Berkshire Hathaway Inc.+                                         104,859,000
      1,150,000          Fannie Mae                                                        76,618,750
      2,500,000          Household International Inc.                                      98,906,250
      1,750,000          Merrill Lynch & Co., Inc.                                        141,093,750
        900,000          Morgan Stanley Dean Witter & Co.                                 108,562,500
      3,025,000          Wells Fargo & Co.                                                140,662,500
----------------------------------------------------------------------------------------------------------
                                                                                          758,465,250
----------------------------------------------------------------------------------------------------------

HEALTH CARE -- 16.0%
      2,360,000          Amgen Inc.+                                                      107,527,500
      1,400,000          Eli Lilly and Co.                                                100,450,000
        760,000          Johnson & Johnson                                                 78,850,000
        450,000          Merck & Co., Inc.                                                 35,325,000
      2,500,000          Pfizer Inc.                                                       90,468,750
      1,470,000          Warner-Lambert Co.                                               131,840,625
----------------------------------------------------------------------------------------------------------
                                                                                          544,461,875
----------------------------------------------------------------------------------------------------------

SEMI-CONDUCTORS -- 14.9%
      2,380,000          Intel Corp.                                                      182,516,250
      2,140,000          Texas Instruments Inc.                                           205,573,750
      1,350,000          Xilinx, Inc.+                                                    120,825,000
----------------------------------------------------------------------------------------------------------
                                                                                          508,915,000
----------------------------------------------------------------------------------------------------------

SOFTWARE/PC'S -- 3.8%
        640,000          Microsoft Corp.+                                                  58,270,000
      3,700,000          Novell Inc.+                                                      72,381,250
----------------------------------------------------------------------------------------------------------
                                                                                          130,651,250
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
6                                             1999 ANNUAL REPORT TO SHAREHOLDERS

 SCHEDULE OF INVESTMENTS (CONTINUED)                          NOVEMBER 30, 1999
--------------------------------------------------------------------------------

       SHARES                                      SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.3%
        660,000          Cisco Systems, Inc.+                                          $   58,863,750
        920,000          Lucent Technologies Inc.                                          67,217,500
      1,066,000          Motorola Inc.                                                    121,790,500
----------------------------------------------------------------------------------------------------------
                                                                                          247,871,750
----------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $2,471,205,237*)                                     $3,409,714,188
----------------------------------------------------------------------------------------------------------

          +             NON-INCOME PRODUCING SECURITY.
          *             AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS
                        SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  7

 STATEMENT OF ASSETS AND LIABILITIES                          NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost --
     $2,471,205,237)                 $3,409,714,188
   Receivable for Fund shares sold       16,132,490
   Receivable for securities sold        10,969,562
   Dividends and interest
     receivable                           4,297,600
---------------------------------------------------
   TOTAL ASSETS                       3,441,113,840
---------------------------------------------------
LIABILITIES:
   Payable to bank                       10,372,897
   Payable for securities purchased       6,308,750
   Management fees payable                2,217,076
   Payable for Fund shares
     purchased                            1,501,605
   Distribution fees payable                835,490
   Accrued expenses                         835,237
---------------------------------------------------
   TOTAL LIABILITIES                     22,071,055
---------------------------------------------------
TOTAL NET ASSETS                     $3,419,042,785
---------------------------------------------------
NET ASSETS:
   Par value of shares of
     beneficial interest             $      144,362
   Capital paid in excess of par
     value                            2,474,653,357
   Accumulated net realized gain
     from security transactions           5,736,115
   Net unrealized appreciation of
     investments                        938,508,951
---------------------------------------------------
TOTAL NET ASSETS                     $3,419,042,785
---------------------------------------------------
SHARES OUTSTANDING:
   Class A                               32,175,519
   ------------------------------------------------
   Class B                               72,591,730
   ------------------------------------------------
   Class L                               28,772,846
   ------------------------------------------------
   Class Y                                7,720,933
   ------------------------------------------------
   Class Z                                3,100,477
   ------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)            $23.94
   ------------------------------------------------
   Class B *                                 $23.56
   ------------------------------------------------
   Class L **                                $23.56
   ------------------------------------------------
   Class Y (and redemption price)            $24.14
   ------------------------------------------------
   Class Z (and redemption price)            $24.02
   ------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER
 SHARE:
   Class A (net asset value plus
   5.26% of net asset value per
   share)                                    $25.20
   ------------------------------------------------
   Class L (net asset value plus
   1.01% of net asset value per
   share)                                    $23.80
---------------------------------------------------

          *             REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00%
                        CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM
                        PURCHASE (SEE NOTE 2).
         **             REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00%
                        CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF
                        PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
8                                             1999 ANNUAL REPORT TO SHAREHOLDERS

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                        $ 21,965,053
   Interest                                              333,361
------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                            22,298,414
------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                           18,933,051
   Distribution fees (Note 2)                         18,738,999
   Shareholder and system servicing fees               2,521,749
   Registration fees                                     497,267
   Shareholder communications                            184,237
   Custody                                                95,248
   Trustees' fees                                         76,813
   Audit and legal                                        63,478
   Other                                                  51,618
------------------------------------------------------------------
   TOTAL EXPENSES                                     41,162,460
------------------------------------------------------------------
NET INVESTMENT LOSS                                  (18,864,046)
------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE
 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                             214,942,591
     Cost of securities sold                         176,655,834
------------------------------------------------------------------
   NET REALIZED GAIN                                  38,286,757
------------------------------------------------------------------
   Change in Net Unrealized Appreciation of
     Investments:
     Beginning of year                               251,549,848
     End of year                                     938,508,951
------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION           686,959,103
------------------------------------------------------------------
NET GAIN ON INVESTMENTS                              725,245,860
------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              $706,381,814
------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  9

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                         1999            1998
----------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                              $  (18,864,046) $   (5,737,583)
   Net realized gain                                    38,286,757      19,005,386
   Increase in net unrealized appreciation             686,959,103     241,579,261
----------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS              706,381,814     254,847,064
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        --        (501,086)
   Net realized gains                                  (45,818,445)       (347,287)
----------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS                                      (45,818,445)       (848,373)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                  1,909,438,955     735,324,746
   Net asset value of shares issued for
     reinvestment of dividends                          41,731,562         634,590
   Cost of shares reacquired                          (475,115,261)   (120,177,084)
----------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS                                    1,476,055,256     615,782,252
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               2,136,618,625     869,780,943
NET ASSETS:
   Beginning of year                                 1,282,424,160     412,643,217
----------------------------------------------------------------------------------
   END OF YEAR                                      $3,419,042,785  $1,282,424,160
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
10                                            1999 ANNUAL REPORT TO SHAREHOLDERS

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class;
(g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/ tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $18,864,046 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as invesment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC")became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $461,198 to Private Trust.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 11

--------------------------------------------------------------------------------

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended November 30, 1999, SSB received total brokerage commissions of $81,775.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 1999, CFBDS received sales charges of approximately $5,565,000 and $3,693,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to CFBDS were approximately:

                                     CLASS A   CLASS B    CLASS L
--------------------------------------------------------------------
CDSCs                                $6,000   $1,827,000  $201,000
--------------------------------------------------------------------

Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 1999, total Distribution Plan fees incurred were:

                                      CLASS A      CLASS B     CLASS L
--------------------------------------------------------------------------
Distribution Plan Fees               $1,463,411  $12,650,700  $4,624,888
--------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

3. INVESTMENTS

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------
Purchases                  $1,629,776,481
-------------------------------------------
Sales                         214,942,591
-------------------------------------------

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------
Gross unrealized appreciation        $1,021,034,847
Gross unrealized depreciation         (82,525,896)
---------------------------------------------------
Net unrealized appreciation          $938,508,951
---------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. SHARES OF BENEFICIAL INTEREST

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
12                                            1999 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

At November 30, 1999, total paid-in capital amounted to the following for each class:

                                   CLASS A        CLASS B         CLASS L        CLASS Y        CLASS Z
------------------------------------------------------------------------------------------------------------
Total Paid-in Capital           $538,522,189   $1,247,711,393  $528,423,450    $95,318,977    $64,821,710
------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                             YEAR ENDED                 YEAR ENDED
                                         NOVEMBER 30, 1999          NOVEMBER 30, 1998
                                     --------------------------  ------------------------
                                       SHARES        AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Shares sold                           23,731,239  $ 505,854,149  13,771,364  $209,717,045
Shares issued on reinvestment            431,103      9,948,950      21,312       266,404
Shares reacquired                    (10,631,459)  (230,412,224) (4,189,188)  (63,108,524)
-------------------------------------------------------------------------------------------
Net Increase                          13,530,883  $ 285,390,875   9,603,488  $146,874,925
-------------------------------------------------------------------------------------------
CLASS B
Shares sold                           42,889,477  $ 899,051,446  25,048,618  $379,750,655
Shares issued on reinvestment            976,603     22,200,016      24,425       304,576
Shares reacquired                     (8,143,078)  (173,222,099) (2,852,373)  (42,088,247)
-------------------------------------------------------------------------------------------
Net Increase                          35,723,002  $ 748,029,363  22,220,670  $337,966,984
-------------------------------------------------------------------------------------------
CLASS L(1)
Shares sold                           20,331,362  $ 427,811,707   8,853,448  $135,608,815
Shares issued on reinvestment            378,887      8,620,818       5,102        63,610
Shares reacquired                     (2,812,646)   (60,235,428) (1,019,293)  (14,978,593)
-------------------------------------------------------------------------------------------
Net Increase                          17,897,603  $ 376,197,097   7,839,257  $120,693,832
-------------------------------------------------------------------------------------------
CLASS Y
Shares sold                              404,218  $   8,664,910     740,914  $ 10,248,231
Shares issued on reinvestment                  1             23          --            --
Shares reacquired                       (319,814)    (7,000,000)       (136)       (1,720)
-------------------------------------------------------------------------------------------
Net Increase                              84,405  $   1,664,933     740,778  $ 10,246,511
-------------------------------------------------------------------------------------------
CLASS Z(2)
Shares sold                            3,251,720  $  68,056,743          --            --
Shares issued on reinvestment             41,505        961,755          --            --
Shares reacquired                       (192,748)    (4,245,510)         --            --
-------------------------------------------------------------------------------------------
Net Increase                           3,100,477  $  64,772,988          --            --
-------------------------------------------------------------------------------------------

         (1)            ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L
                        SHARES.
         (2)            FOR CLASS Z SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM
                        JANUARY 4, 1999 (INCEPTION DATE) TO NOVEMBER 30, 1999.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 13

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS A SHARES                        1999(1)      1998(1)    1997(2)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $17.41       $12.28     $11.88
---------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)          (0.06)       (0.04)      0.01
  Net realized and unrealized gain       6.92         5.20       0.39
---------------------------------------------------------------------
Total Income From Operations             6.86         5.16       0.40
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    --        (0.02)        --
  Net realized gains                    (0.33)       (0.01)        --
---------------------------------------------------------------------
Total Distributions                     (0.33)       (0.03)        --
---------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $23.94       $17.41     $12.28
---------------------------------------------------------------------
TOTAL RETURN                            39.50%       42.12%      3.37%++
---------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $770,392     $324,664   $111,063
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                               1.15%        1.19%      1.15%+
  Net investment income (loss)          (0.27)       (0.38)      0.38+
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     9%          14%         1%
---------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (2)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------
14                                            1999 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS B SHARES                          1999(1)      1998(1)    1997(2)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $17.26       $12.26     $11.88
-----------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                     (0.22)       (0.17)     (0.01)
  Net realized and unrealized gain         6.85         5.19       0.39
-----------------------------------------------------------------------
Total Income From Operations               6.63         5.02       0.38
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      --        (0.01)        --
  Net realized gains                      (0.33)       (0.01)        --
-----------------------------------------------------------------------
Total Distributions                       (0.33)       (0.02)        --
-----------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $23.56       $17.26     $12.26
-----------------------------------------------------------------------
TOTAL RETURN                              38.51%       41.02%      3.20%++
-----------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $1,710,004     $636,464   $179,598
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                 1.89%        1.95%      1.90%+
  Net investment loss                     (1.01)       (1.14)     (0.37)+
-----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       9%          14%         1%
-----------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (2)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 15

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS L SHARES                        1999(1)     1998(1)(2)    1997(3)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $17.26       $12.26       $11.88
-----------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                   (0.22)       (0.17)       (0.01)
  Net realized and unrealized gain       6.85         5.19         0.39
-----------------------------------------------------------------------
Total Income From Operations             6.63         5.02         0.38
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    --        (0.01)          --
  Net realized gains                    (0.33)       (0.01)          --
-----------------------------------------------------------------------
Total Distributions                     (0.33)       (0.02)          --
-----------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $23.56       $17.26       $12.26
-----------------------------------------------------------------------
TOTAL RETURN                            38.51%       41.02%        3.20%++
-----------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $677,792      $187,741    $ 37,224
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                               1.89%        1.96%        1.90%+
  Net investment loss                   (1.01)       (1.14)       (0.38)+
-----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     9%          14%           1%
-----------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (2)            ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L
                        SHARES.
         (3)            FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------
16                                            1999 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS Y SHARES                        1999(1)      1998(1)   1997(2)
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $17.49       $12.29    $12.66
--------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)           0.02        (0.00)*    0.01
  Net realized and unrealized gain
    (loss)                               6.96         5.23     (0.38)
--------------------------------------------------------------------
Total Income (Loss) From Operations      6.98         5.23     (0.37)
--------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    --        (0.02)       --
  Net realized gains                    (0.33)       (0.01)       --
--------------------------------------------------------------------
Total Distributions                     (0.33)       (0.03)       --
--------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $24.14       $17.49    $12.29
--------------------------------------------------------------------
TOTAL RETURN                            40.00%       42.61%    (2.92)%++
--------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $186,369     $133,556   $84,758
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                               0.78%        0.83%     0.82%+
  Net investment income (loss)           0.09        (0.02)     0.54+
--------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     9%          14%        1%
--------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (2)            FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO
                        NOVEMBER 30, 1997.
          *             AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 17

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30:

CLASS Z SHARES                       1999(1)(2)
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $19.48
-----------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income                  0.02
  Net realized and unrealized gain       4.85
-----------------------------------------------
Total Income From Operations             4.87
-----------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    --
  Net realized gains                    (0.33)
-----------------------------------------------
Total Distributions                     (0.33)
-----------------------------------------------
NET ASSET VALUE, END OF PERIOD         $24.02
-----------------------------------------------
TOTAL RETURN++                          25.08%
-----------------------------------------------
NET ASSETS, END OF PERIOD (000S)      $74,486
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses                               0.78%
  Net investment income                  0.11
-----------------------------------------------
PORTFOLIO TURNOVER RATE                     9%
-----------------------------------------------

         (1)            FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO
                        NOVEMBER 30, 1999.
         (2)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         ++             TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE
                        REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
          +             ANNUALIZED.

--------------------------------------------------------------------------------
18                                            1999 ANNUAL REPORT TO SHAREHOLDERS

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

SMITH BARNEY INVESTMENT TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund of the Smith Barney Investment Trust as of November 30, 1999, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the years in the two-year period then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Capitalization Growth Fund of Smith Barney Investment Trust as of November 30, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.

                                              [SIGNATURE]

New York, New York
January 14, 2000

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 19

 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

    - A corporate dividends received deduction of 43.43%.

    - Total long-term capital gain distributions paid of $32,498,175.

--------------------------------------------------------------------------------
20                                            1999 ANNUAL REPORT TO SHAREHOLDERS

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.

James J. Crisona, EMERITUS

OFFICERS
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Alan Blake
VICE PRESIDENT AND
INVESTMENT OFFICER

Paul A. Brook
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PNC Bank, N.A.

TRANSFER AGENT
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is for the information of shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

[LOGO]

SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY, INC.

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01380 1/00

                                   [GRAPHIC]

                                 SMITH BARNEY
                                 MID CAP BLEND
                                          Fund

                                   [GRAPHIC]

                                                        STYLE PURE SERIES

                                                        ANNUAL REPORT

                                                        NOVEMBER 30, 1999


                       [LOGO SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

     [PHOTO]                                                      [PHOTO]
HEATH B. MCLENDON                                            LAWRENCE WEISSMAN

Chairman                                                     Vice President and
                                                             Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Mid Cap Blend Fund ("Fund") for the year ended November 30, 1999. We hope you find this report useful and informative. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Any discussion of the Fund's holdings are as of November 30, 1999. Please refer to pages 7 through 10 for a list of Portfolio's holdings.


Performance Update
For the year ended November 30, 1999, the Fund returned 34.36%, 33.43% and 33.35% for its Class A, B and L shares, respectively, without sales charges. In comparison, the Standard & Poor's Midcap 400 Index ("S&P Midcap 400") posted a total return of 21.37% during the same time period. (The S&P Midcap 400 is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation.) Additional Fund performance information can be found beginning on page four.

Since its inception on September 1, 1998, the Fund's Class A, B and L shares generated cumulative total returns of 60.65%, 59.18% and 59.09%, respectively, excluding sales charges. For the same time period, the S&P Midcap 400 had a cumulative total return of 51.78%.


Mid-Cap Market Update
During the year, we remained committed to our investment style and continued to focus on maintaining a quality-oriented portfolio that we believe should provide higher returns with potentially lower risk over time. We think our positive performance during the period was due both to our solid stock selection and our disciplined and conservative investment management style. (Of course, past performance is not indicative of future results.)

Recently, the middle-capitalization market began to perform better versus the broader market as measured by the Standard & Poor's 500 Index. ("S&P 500") (The S&P 500 is an unmanaged capitalization-weighted measure of 500 widely held common stocks.) Additionally, the Fund has benefited from its holdings in quality companies that have recently begun to receive greater recognition from investors. We continue to believe that mid-cap companies with leadership positions in fast-growing market niches with competitive advantages should continue to perform well over the near term.


Investment Strategy and Portfolio Update
As its name implies, the Mid Cap Blend Fund blends growth and value investment styles in an effort to provide our shareholders with consistent returns. (Growth investing typically focuses on the stocks of companies with rapidly rising earnings and profitability with the expectation of above-average long-term growth. Value investing attempts to identify companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and or assets.)


--------------------------------------------------------------------------------
Smith  Barney Mid Cap Blend  Fund                                             1

As mentioned earlier, we define mid-cap companies as companies with market capitalizations in the range of approximately $165 million to $37 billion, the range represented by the S&P Midcap 400. Presently, the companies held in the Fund have an average market capitalization of approximately $6 billion. Our investment style is one that focuses on companies that are in the middle of their growth phase. That is, we seek to purchase companies once they have reached a certain level of success and stability and before they are widely recognized by investors as high-quality, ultimately blue-chip companies.

To accomplish our mandate, we pursue an investment approach that focuses on companies with competitive advantages and excellent market positions. In our view, many of these companies are leaders in their respective fields and are poised to leverage and exploit current growth opportunities. In the companies under consideration, we look for consistency of growth, good management, positive cash flow and a high return on equity ("ROE") as factors in determining where to invest.

We believe that mid-cap stocks still represent one of the best investment opportunities today. In our opinion, shareholders are getting the best of both worlds -- potentially less relative risk than small-cap stocks and potentially more relative value than large-cap stocks. Bear in mind that mid-cap stocks may involve more risk than large-cap stocks. Moreover, by investing in the Fund, you are participating in companies that fall slightly below the radar screen of the investment community yet still have established track records. Our objective is to find companies that have yet to be discovered by Wall Street.

In addition, we look to form a relationship with the management of those companies we are considering adding to the portfolio. We find that the more thorough research we conduct on a particular company, the better chance we have of finding quality companies with undervalued stock prices.

We plan to be long-term owners of the majority of the companies we buy. In our view, if we are buying quality companies that continue to grow, there is really no need to sell. We generally have only three reasons for selling a stock. The first is a change in the fundamentals. It is possible that the company's niche is not as protected as it once was, or they are heading in a different direction and diluting the value of their franchise. A second reason is that a stock, in our opinion, is grossly overvalued. We will either sell or reduce positions that begin to reach extraordinary valuations. Our final reason for selling a stock is that we simply have found another company that we deem represents better value for the Fund's portfolio.

As of November 30, 1999, the Fund's portfolio is comprised of 86 stocks representing approximately 83% of net assets.1 Roughly 12% was invested in mid-cap index futures and 5% in cash equivalents. We expect to see the percentage of the Fund's assets held in stock index futures to be reduced over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at opportune times. We expect, over time, that the number of holdings in the Fund's portfolio to remain at or about its current level.

The median market capitalization of stocks held by the Fund is approximately $4 billion with the top ten names representing about 19% of net assets. The average P/E for the portfolio is approximately equal to that of the S&P 500. (A P/E shows the relationship between a stock's price and the company's earnings for the last four quarters.) As for sector weightings versus the Index, we are overweighted in consumer durables, electronic technology, finance and technology services and underweighted in process industries and utilities, because these two sectors do not meet our requirements for growth.

-------------
1 Please note that portfolio holdings are subject to change.


2                                             1999 Annual Report to Shareholders

Some examples of the types of companies investors can expect to see in the portfolio are:

 . Sepracor, is a specialty pharmaceutical company uniquely positioned to enhance both the clinical benefit and patent life of many drugs. The company has received a license to market improved forms of best-selling products to the parent drug's innovator and to self-market products that can be promoted with Sepracor's specialized sales force.

 . Electronic Arts, a leader in the interactive entertainment industry, distributes its products in 75 countries, owns studios and has several strategic alliances with partners in North America, Europe and Asia. In our view, interactive entertainment content will prove to be increasingly more valuable as the use and popularity of the Internet grows.

 . FactSet Research Systems Inc., is a leading provider of online-integrated database services to the financial community. The company's software combines over 100 financial databases into a single, user-friendly format. Presently, there is no other data provider that can boast the breadth, depth and quality of data that is provided by FactSet. The company also boasts a high customer and employee retention rate, high revenue visibility and significant international market opportunities.

 . VERITAS Software, new to our top-ten list, is a leading supplier of storage management software. The company offers high-caliber storage management software products integrated with an operating system optimized for numerous business applications.

 . Outdoor Systems, Inc., the number one outdoor advertising company, was eliminated during the period. The company was recently acquired by Infinity Broadcasting, a company with a market capitalization of $30 billion and therefore no longer fits our investment criteria.

In closing, while no guarantees can be made, we are confident that our investments in the mid-cap arena have solid potential for future growth. Thank you for investing in the Smith Barney Mid Cap Blend Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                                   /s/ Lawrence Weissman


Heath B. McLendon                                       Lawrence Weissman, CFA
Chairman                                                Vice President and
                                                        Investment Officer

December 16, 1999



--------------------------------------------------------------------------------
 Top Ten Holdings*                                      As of November 30, 1999
--------------------------------------------------------------------------------

 1.  Electronic Arts Inc.                                                   2.9%
--------------------------------------------------------------------------------

 2.  Sepracor Inc.                                                          2.8
--------------------------------------------------------------------------------

 3.  VERITAS Software Corp.                                                 2.8
--------------------------------------------------------------------------------

 4.  Annuity and Life Re Holdings, Ltd.                                     2.7
--------------------------------------------------------------------------------

 5.  FactSet Research Systems Inc.                                          2.5
--------------------------------------------------------------------------------

 6.  Imax Corp.                                                             2.4
--------------------------------------------------------------------------------

 7.  AES Corp.                                                              2.3
--------------------------------------------------------------------------------

 8.  Ambac Financial Group, Inc.                                            2.3
--------------------------------------------------------------------------------

 9.  Harley-Davidson, Inc.                                                  2.2
--------------------------------------------------------------------------------

10.  Valassis Communications, Inc.                                          2.1
--------------------------------------------------------------------------------

 * As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith  Barney Mid Cap Blend  Fund                                             3

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
11/30/99                                          $13.63           $17.74            $0.01             $0.55               34.36%
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/98                             11.40            13.63             0.00              0.00               19.56+
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                              $0.01             $0.55
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
11/30/99                                          $13.60           $17.58            $0.00             $0.55               33.43%
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/98                             11.40            13.60             0.00              0.00               19.30+
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                              $0.00             $0.55
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
11/30/99                                          $13.60           $17.57            $0.00             $0.55               33.35%
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/98                             11.40            13.60             0.00              0.00               19.30+
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                              $0.00             $0.55
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Return(1)+
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99                            $13.65           $17.78            $0.01             $0.55               34.49%
-----------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

-----------------------------------------------------------------------------------------------------------------------------------
 Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Without Sales Charges(1)
                                                                   ----------------------------------------------------------------
                                                                   Class A           Class B           Class L          Class Y
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 11/30/99                                                34.36%            33.43%            33.35%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 11/30/99                                        46.27             45.19             45.13                34.49%+
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         With Sales Charges(2)
                                                                   ----------------------------------------------------------------
                                                                   Class A           Class B           Class L          Class Y
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 11/30/99                                                27.62%            28.43%            30.99%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 11/30/99                                        40.37             42.26             43.91                34.49%+


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                       Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 11/30/99)                               60.65%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/99)                               59.18
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/99)                               59.09
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/99)                               34.49
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 * Inception date for Class A, B and L shares is September 1, 1998 and for Class Y shares is December 3, 1998.

 + Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                5

--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Mid Cap Blend Fund vs. S&P Midcap 400 Index+
--------------------------------------------------------------------------------
                         September 1998--November 1999

                                    [GRAPH]

            Smith Barney       Smith Barney       Smith Barney
            Mid Cap Blend      Mid Cap Blend      Mid Cap Blend     S&P Midcap
  Date     Fund -- Class A    Fund -- Class B    Fund -- Class L     400 Index
  9/1/98       $ 9,500            $10,000            $ 9,797          $10,000
11/30/98       $11,358            $11,430            $11,706          $12,505
 2/28/99       $12,872            $13,009            $13,259          $12,764
 5/31/99       $13,689            $13,833            $14,084          $14,218
 8/31/99       $13,819            $13,944            $14,194          $14,158
11/30/99       $15,261            $15,518            $15,743          $15,178


+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares and reinvestment of dividends and capital gains, if any, through November 30, 1999. The Standard & Poor's Midcap 400 Index ("S&P Midcap 400") is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

[GRAPH]

Broadcast Media                           6.7%
Communications - Equipment                3.3%
Computer Software                        13.4%
Electronics - Instruments                 6.7%
Electronics - Semiconductors              5.9%
Health Care - Drugs                       4.6%
Insurance - Life                          3.2%
Investment Bankers - Brokers              3.4%
Medical Products & Services               3.1%
Services - Computer Systems               3.7%
Other                                    46.0%

*    As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

[GRAPH]

Repurchase Agreement                      15.1%
Common Stock                              84.9%

**   As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

   SHARES                            SECURITY                           VALUE
================================================================================
COMMON STOCK -- 84.9%
Airlines -- 0.8%
   299,400   Southwest Airlines Co.                                $  4,883,962
--------------------------------------------------------------------------------
Automotive Aftermarket -- 1.9%
   198,900   Harley-Davidson, Inc.                                   12,132,900
--------------------------------------------------------------------------------
Banking -- 1.7%
    74,670   Commerce Bancorp, Inc.                                   3,210,810
   164,300   First Tennessee National Corp.                           5,401,362
   115,800   North Fork Bancorporation, Inc.                          2,330,475
--------------------------------------------------------------------------------
                                                                     10,942,647
--------------------------------------------------------------------------------
Broadcast Media -- 5.7%
   104,900   Cablevision Systems Corp., Class A Shares (a)            7,192,206
   186,400   Entercom Communications Corp. (a)                       10,659,750
   485,000   Imax Corp. (a)                                          13,178,359
   168,540   Spanish Broadcasting System, Inc. (a)                    5,351,145
    13,000   World Wrestling Federation Entertainment, Inc. (a)         261,625
--------------------------------------------------------------------------------
                                                                     36,643,085
--------------------------------------------------------------------------------
Building & Construction -- 1.1%
   180,600   Vulcan Materials Co.                                     7,269,150
--------------------------------------------------------------------------------
Communications - Equipment -- 2.8%
   120,000   ADC Telecommunications, Inc. (a)                         6,397,500
     1,165   Sycamore Networks, Inc. (a)                                258,630
   292,500   Valassis Communications, Inc. (a)                       11,517,187
--------------------------------------------------------------------------------
                                                                     18,173,317
--------------------------------------------------------------------------------
Computer Hardware -- 1.7%
   128,900   Lexmark International Group, Inc., Class A Shares (a)   10,698,700
--------------------------------------------------------------------------------
Computer Software -- 11.4%
    26,800   Advent Software, Inc. (a)                                1,500,800
   105,600   Citrix Systems, Inc. (a)                                10,018,800
    63,050   Covad Communications Group, Inc. (a)                     3,274,659
   149,300   Electronic Arts Inc. (a)                                15,657,837
   279,550   Fiserv, Inc. (a)                                         9,924,025
   112,100   Mercury Interactive Corp. (a)                            9,318,312
   120,000   Siebel Systems, Inc.                                     8,415,000
   165,750   VERITAS Software Corp. (a)                              15,176,484
--------------------------------------------------------------------------------
                                                                     73,285,917
--------------------------------------------------------------------------------
Consumer Sundries -- 0.5%
   106,400   Dial Corp.                                               2,985,850
--------------------------------------------------------------------------------
Electronics - Instruments -- 5.7%
   219,400   AES Corp. (a)                                           12,711,487
    11,577   Agilent Technologies, Inc.                                 488,405
   116,800   Applied Micro Circuits Corp. (a)                         9,709,000
   189,100   Molex, Inc., Class A Shares                              7,694,006
   145,300   Teradyne, Inc. (a)                                       6,329,630
--------------------------------------------------------------------------------
                                                                     36,932,528
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

   SHARES                            SECURITY                           VALUE
================================================================================
Electronics - Semiconductors -- 5.0%
   127,900   Linear Technology Corp.                               $  9,088,894
   109,000   Maxim Integrated Products, Inc. (a)                      8,754,062
   118,200   The Montana Power Co.                                    3,649,425
   121,400   Xilinx, Inc. (a)                                        10,865,300
--------------------------------------------------------------------------------
                                                                     32,357,681
--------------------------------------------------------------------------------
Entertainment -- 1.3%
   342,300   Premier Parks Inc. (a)                                   8,557,500
--------------------------------------------------------------------------------
Financial -- 2.0%
   230,100   Ambac Financial Group, Inc.                             12,540,450
--------------------------------------------------------------------------------
Foods -- 2.3%
   306,000   Keebler Foods Co. (a)                                    8,434,125
   358,500   Pepsi Bottling Group, Inc.                               6,273,750
--------------------------------------------------------------------------------
                                                                     14,707,875
--------------------------------------------------------------------------------
Health Care - Drugs -- 3.9%
   100,200   Affymetrix, Inc. (a)                                     9,819,600
   156,700   Sepracor Inc. (b)                                       15,219,488
--------------------------------------------------------------------------------
                                                                     25,039,088
--------------------------------------------------------------------------------
Household Furniture & Apparel -- 0.8%
   166,000   Bed Bath & Beyond Inc. (a)                               5,187,500
--------------------------------------------------------------------------------
Insurance - Life -- 2.8%
   518,435   Annuity and Life Re Holdings, Ltd.                      14,775,397
    80,943   Nationwide Financial Services, Inc., Class A Shares      2,908,889
--------------------------------------------------------------------------------
                                                                     17,684,286
--------------------------------------------------------------------------------
Insurance - Property -- 0.7%
    93,420   XL Capital, Ltd., Class A Shares                         4,764,420
--------------------------------------------------------------------------------
Internet Services -- 1.6%
     2,000   Akamai Technologies, Inc. (a)                              474,000
       250   Foundry Networks, Inc. (a)                                  58,781
     5,000   Juniper Networks, Inc. (a)                               1,385,625
    22,300   NBC Internet, Inc., Class A Shares                       1,694,800
    33,600   Project Software & Development, Inc. (a)                 2,998,800
     7,500   Silknet Software, Inc. (a)                                 661,875
    37,400   VerticalNet, Inc. (a)                                    3,277,175
--------------------------------------------------------------------------------
                                                                     10,551,056
--------------------------------------------------------------------------------
Investment Bankers - Brokers -- 2.9%
   187,200   Capital One Financial Corp.                              8,716,500
    54,000   E*Trade Group, Inc. (a)                                  1,623,375
   107,650   Providian Financial Corp.                                8,517,806
--------------------------------------------------------------------------------
                                                                     18,857,681
--------------------------------------------------------------------------------
Manufacturing -- 1.9%
   117,500   Danaher Corp.                                            5,772,188
   132,600   Waters Corp. (a)                                         6,497,400
--------------------------------------------------------------------------------
                                                                     12,269,588
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

   SHARES                            SECURITY                           VALUE
================================================================================
Medical Products & Services -- 2.6%
    85,800   Genentech, Inc. (a)                                   $  7,368,075
    47,300   MedImmune, Inc.                                          5,684,869
    63,900   Wellpoint Health Networks, Inc. (a)                      3,678,244
--------------------------------------------------------------------------------
                                                                     16,731,188
--------------------------------------------------------------------------------
Metals & Mining -- 1.7%
   298,200   Mueller Industries, Inc. (a)                            10,735,200
--------------------------------------------------------------------------------
Oil - Domestic -- 0.9%
   143,700   Anadarko Petroleum Corp.                                 4,328,963
    96,400   EOG Resources, Inc. (a)                                  1,783,400
--------------------------------------------------------------------------------
                                                                      6,112,363
--------------------------------------------------------------------------------
Oil & Gas Drilling & Equipment -- 1.8%
   175,100   Diamond Offshore Drilling, Inc.                          5,340,550
   234,800   Newfield Exploration Co. (a)                             6,060,775
--------------------------------------------------------------------------------
                                                                     11,401,325
--------------------------------------------------------------------------------
Oil Well Equipment & Service -- 1.3%
   104,000   BJ Services Co. (a)                                      3,627,000
   104,900   Cooper Cameron Corp. (a)                                 4,497,588
--------------------------------------------------------------------------------
                                                                      8,124,588
--------------------------------------------------------------------------------
Pharmaceuticals -- 0.8%
   200,700   Elan Corp. PLC, Sponsored ADR (a)                        5,494,163
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.8%
   446,500   IndyMac Mortgage Holdings, Inc.                          4,939,406
--------------------------------------------------------------------------------
Retail - Apparel -- 1.2%
    98,600   Abercrombie & Fitch Co., Class A Shares (a)              3,192,175
   182,200   Children's Place, Inc. (a)                               4,498,063
--------------------------------------------------------------------------------
                                                                      7,690,238
--------------------------------------------------------------------------------
Retail - Drug Stores -- 0.5%
   146,500   Duane Reade Inc. (a)                                     3,241,313
--------------------------------------------------------------------------------
Retail - Specialty -- 1.3%
   121,100   Best Buy Co., Inc. (a)                                   7,568,750
    14,600   eToys, Inc. (a)                                            914,325
--------------------------------------------------------------------------------
                                                                      8,483,075
--------------------------------------------------------------------------------
Savings & Loan -- 1.0%
   240,100   Countrywide Credit Industries, Inc. (b)                  6,752,813
--------------------------------------------------------------------------------
Services - Advertising & Marketing -- 0.2%
     6,800   eBay Inc. (a)                                            1,122,425
--------------------------------------------------------------------------------
Services - Commercial & Construction -- 2.0%
   131,100   Ecolab, Inc.                                             4,539,338
   114,000   SPX Corp. (a)                                            8,493,000
--------------------------------------------------------------------------------
                                                                     13,032,338
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

   SHARES                            SECURITY                           VALUE
--------------------------------------------------------------------------------
Services - Computer Systems -- 3.1%
    217,750   FactSet Research Systems Inc.                         $ 13,500,500
    131,700   Intuit, Inc. (a)                                         6,585,000
--------------------------------------------------------------------------------
                                                                      20,085,500
--------------------------------------------------------------------------------
Specialized Services -- 1.4%
    127,000   Bowater, Inc.                                            6,223,000
     17,200   CMGI Inc. (a)                                            2,530,550
--------------------------------------------------------------------------------
                                                                       8,753,550
--------------------------------------------------------------------------------
Telecommunications - Long Distance -- 2.4%
     48,800   Colt Telecom Group PLC, Sponsored ADR (a)                7,277,300
    131,200   L-3 Communications Holdings, Inc. (a)                    5,412,000
    101,000   Time Warner Telecom Inc. (a)                             2,935,313
--------------------------------------------------------------------------------
                                                                      15,624,613
--------------------------------------------------------------------------------
Telephone -- 1.8%
    247,100   Century Telephone Enterprises, Inc.                     11,366,600
--------------------------------------------------------------------------------
Transportation - Railroad -- 0.8%
     89,400   Kansas City Southern Industries, Inc.                    5,324,888
--------------------------------------------------------------------------------
Trucking -- 0.8%
    401,100   Knightsbridge Tankers Ltd.                               5,339,644
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $436,549,619)                                 546,820,411
================================================================================


    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 15.1%
$97,258,000   Goldman, Sachs & Co., 5.630% due 12/1/99; Proceeds at
              maturity -- $97,273,210; (Fully collateralized by U.S.
              Treasury Notes & Bonds, 5.250% to 11.875% due 11/30/00
              to 11/15/28; Market value -- $99,203,375) (Cost --
              $97,258,000)                                            97,258,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $553,807,619*)                               $644,078,411
================================================================================

(a)  Non-income producing security.

(b) A portion of this security has been segregated by the custodian for futures contract commitments.

*    Aggregate cost for Federal income tax purposes is substantially the same.





                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                          November 30, 1999
--------------------------------------------------------------------------------
ASSETS:
 Investments, at value (Cost -- $436,549,619)                     $546,820,411
 Repurchase agreement, at value (Cost -- $97,258,000)               97,258,000
 Cash                                                                    1,029
 Receivable for securities sold                                     11,203,110
 Receivable for Fund shares sold                                     2,811,087
 Dividends and interest receivable                                     404,514
--------------------------------------------------------------------------------
 Total Assets                                                      658,498,151
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for Fund shares purchased                                    1,891,692
 Management fees payable                                                421,391
 Payable to broker - variation margin                                   158,100
 Distribution fees payable                                              146,148
 Payable for securities purchased                                        98,100
 Accrued expenses                                                       185,573
--------------------------------------------------------------------------------
 Total Liabilities                                                    2,901,004
--------------------------------------------------------------------------------
Total Net Assets                                                   $655,597,147
================================================================================
NET ASSETS:
 Par value of shares of beneficial interest                        $     37,159
 Capital paid in excess of par value                                539,933,163
 Accumulated net realized gain on security transactions and
  futures contracts                                                   1,149,282
 Net unrealized appreciation of investments and futures contracts   114,477,543
--------------------------------------------------------------------------------
Total Net Assets                                                   $655,597,147
================================================================================
Shares Outstanding:
 Class A                                                              7,358,817
--------------------------------------------------------------------------------
 Class B                                                             13,958,236
--------------------------------------------------------------------------------
 Class L                                                              9,540,353
--------------------------------------------------------------------------------
 Class Y                                                              6,301,962
--------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                          $17.74
--------------------------------------------------------------------------------
 Class B *                                                               $17.58
--------------------------------------------------------------------------------
 Class L **                                                              $17.57
--------------------------------------------------------------------------------
 Class Y (and redemption price)                                          $17.78
--------------------------------------------------------------------------------
Maximum Public Offering
 Price Per Share:
 Class A (net asset value plus 5.26% of net asset value per share)       $18.67
--------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)       $17.75
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.





                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               11

--------------------------------------------------------------------------------
 Statement of Operations                   For the Year Ended November 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                          $  4,065,044
 Dividends                                                            2,357,170
--------------------------------------------------------------------------------
 Total Investment Income                                              6,422,214
--------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 2)                                             3,544,958
 Distribution fees (Note 2)                                           3,057,281
 Shareholder and system servicing fees                                  312,234
 Registration fees                                                      200,065
 Shareholder communications                                              69,400
 Audit and legal                                                         36,155
 Custody                                                                 29,670
 Trustees' fees                                                          21,600
 Other                                                                    2,000
--------------------------------------------------------------------------------
 Total Expenses                                                       7,273,363
--------------------------------------------------------------------------------
Net Investment Loss                                                    (851,149)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
 Realized Gain From:
   Security transactions (excluding short-term securities)           17,323,814
   Futures contracts                                                  6,401,125
--------------------------------------------------------------------------------
 Net Realized Gain                                                   23,724,939
--------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments and Futures
  Contracts:
   Beginning of year                                                 21,726,448
   End of year                                                      114,477,543
--------------------------------------------------------------------------------
 Increase in Net Unrealized Appreciation                             92,751,095
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                       116,476,034
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $115,624,885
================================================================================







                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets           For the Years Ended November 30,
--------------------------------------------------------------------------------
                                                         1999          1998(a)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $    (851,149) $     58,310
 Net realized gain (loss)                              23,724,939    (1,832,594)
 Increase in net unrealized appreciation               92,751,095    21,726,448
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations               115,624,885    19,952,164
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                    (75,601)           --
 Net realized gain                                    (19,891,914)           --
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
  Shareholders                                        (19,967,515)           --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares                     660,011,233   134,103,020
 Net asset value of shares issued for reinvestment
  of dividends                                         15,814,511            --
 Cost of shares reacquired                           (266,843,767)   (3,097,384)
--------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions  408,981,977   131,005,636
--------------------------------------------------------------------------------
Increase in Net Assets                                504,639,347   150,957,800

NET ASSETS:
  Beginning of year                                   150,957,800            --
--------------------------------------------------------------------------------
  End of year*                                      $ 655,597,147  $150,957,800
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:             --  $     75,601
--------------------------------------------------------------------------------
(a) For the period from September 1, 1998 (commencement of operations) to November 30, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               13

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------
1.   Significant Accounting Policies

Smith Barney Mid Cap Blend Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $84,330 to Smith Barney Private Trust Company.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 1999, SSB received sales charges of approximately $1,421,000 and $919,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                              Class A      Class B      Class L
--------------------------------------------------------------------------------
CDSCs                                          $6,000     $318,000      $44,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 1999, total Distribution Plan fees were as follows:

                                              Class A      Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                       $231,993   $1,695,042   $1,130,246
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $552,176,263
--------------------------------------------------------------------------------
Sales                                                               236,133,585
--------------------------------------------------------------------------------

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $134,763,935
Gross unrealized depreciation                                       (24,493,143)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $110,270,792
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 1999, the Fund had no securities on loan.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               15

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At November 30, 1999, the Fund had the following open futures contracts:


                        # of                     Basis        Market      Unrealized
Purchased Contracts   Contracts   Expiration     Value         Value         Gain
---------------------------------------------------------------------------------------
Midcap 400 Index         372        12/99     $73,866,749   $78,073,500   $4,206,751
---------------------------------------------------------------------------------------

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1999, the Fund had no open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended November 30, 1999, the Fund did not write any options.

8. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At November 30, 1999, total paid-in capital amounted to the following for each class:

                          Class A        Class B        Class L        Class Y
--------------------------------------------------------------------------------
Total Paid-in Capital  $107,282,585   $204,037,679   $140,167,201   $ 88,482,857
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                  Year Ended                   Period Ended
                                              November 30, 1999*            November 30, 1998**
                                          --------------------------    --------------------------
                                            Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                               18,175,913   $301,643,398     2,860,539   $ 33,790,943
Shares issued on reinvestment                228,627      3,975,514            --             --
Shares reacquired                        (13,743,206)  (230,130,201)     (163,056)    (1,992,806)
--------------------------------------------------------------------------------------------------
Net Increase                               4,661,334   $ 75,488,711     2,697,483   $ 31,798,137
--------------------------------------------------------------------------------------------------
Class B
Shares sold                                9,971,095   $161,741,585     5,137,470   $ 60,746,323
Shares issued on reinvestment                408,337      7,040,982            --             --
Shares reacquired                         (1,505,278)   (24,849,310)      (53,388)      (634,079)
--------------------------------------------------------------------------------------------------
Net Increase                               8,874,154   $143,933,257     5,084,082   $ 60,112,244
--------------------------------------------------------------------------------------------------
Class L
Shares sold                                6,669,388   $108,143,611     3,350,388   $ 39,565,754
Shares issued on reinvestment                278,238      4,797,797            --             --
Shares reacquired                           (718,967)   (11,864,256)      (38,694)      (470,499)
--------------------------------------------------------------------------------------------------
Net Increase                               6,228,659   $101,077,152     3,311,694   $ 39,095,255
--------------------------------------------------------------------------------------------------
Class Y
Shares sold                                6,301,950   $ 88,482,639            --             --
Shares issued on reinvestment                     12            218            --             --
Shares reacquired                                 --             --            --             --
--------------------------------------------------------------------------------------------------
Net Increase                               6,301,962   $ 88,482,857            --             --
--------------------------------------------------------------------------------------------------

* For Class Y shares, transactions are for the period from December 3, 1998 (inception date) to November 30, 1999.

** For the period from September 1, 1998 (inception date) to November 30, 1998.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               17

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class A Shares                                          1999(1)      1998(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $  13.63     $  11.40
--------------------------------------------------------------------------------
Income From Operations:
 Net investment income                                     0.04         0.02
 Net realized and unrealized gain                          4.63         2.21
--------------------------------------------------------------------------------
Total Income From Operations                               4.67         2.23
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                    (0.01)          --
 Net realized gains                                       (0.55)          --
--------------------------------------------------------------------------------
Total Distributions                                       (0.56)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $  17.74     $  13.63
--------------------------------------------------------------------------------
Total Return                                              34.36%       19.56%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $130,534     $ 36,760
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                                  1.16%        1.27%+
 Net investment income                                     0.21         0.78+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      61%          15%
--------------------------------------------------------------------------------


Class B Shares                                          1999(1)      1998(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $  13.60     $  11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                             (0.09)        0.00*
 Net realized and unrealized gain                          4.62         2.20
--------------------------------------------------------------------------------
Total Income From Operations                               4.53         2.20
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                       --           --
 Net realized gains                                       (0.55)          --
--------------------------------------------------------------------------------
Total Distributions                                       (0.55)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                           $  17.58     $  13.60
--------------------------------------------------------------------------------
Total Return                                              33.43%       19.30%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $245,317     $ 69,153
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                                  1.90%        2.01%+
 Net investment income (loss)                             (0.54)        0.02+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      61%          15%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from September 1, 1998 (inception date) to November 30, 1998.

 *  Represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:


Class L Shares                                         1999(1)       1998(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  13.60      $  11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                            (0.09)         0.00*
 Net realized and unrealized gain                         4.61          2.20
--------------------------------------------------------------------------------
Total Income From Operations                              4.52          2.20
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                      --            --
 Net realized gains                                      (0.55)           --
--------------------------------------------------------------------------------
Total Distributions                                      (0.55)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  17.57      $  13.60
--------------------------------------------------------------------------------
Total Return                                             33.35%        19.30%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $167,671      $ 45,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                                 1.90%         2.01%+
 Net investment income (loss)                            (0.54)         0.03+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     61%           15%
--------------------------------------------------------------------------------


Class Y Shares                                        1999(1)(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  13.65
--------------------------------------------------------------------------------
Income From Operations:
 Net investment income                                    0.08
 Net realized and unrealized gain                         4.61
--------------------------------------------------------------------------------
Total Income From Operations                              4.69
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                   (0.01)
 Net realized gains                                      (0.55)
--------------------------------------------------------------------------------
Total Distributions                                      (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  17.78
--------------------------------------------------------------------------------
Total Return++                                           34.49%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $112,075
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                                 0.82%
 Net investment income                                    0.50
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     61%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from September 1, 1998 (inception date) to November 30, 1998.

(3) For the period from December 3, 1998 (inception date) to November 30, 1999.

 *  Represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               19

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Blend Fund ("Fund") of Smith Barney Investment Trust as of November 30, 1999, the related statements of operations for the year then ended, and changes in net assets and financial highlights for the year then ended, and for the period from September 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period from September 1, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.


                                                             /s/ KPMG LLP


New York, New York
January 14, 2000


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

     . A corporate dividends received deduction of 8.11%.

     . Total long-term capital gain distributions paid of $2,449,895.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               21

Smith Barney
Mid Cap Blend Fund


Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence Weissman, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PNC Bank, N.A.


Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699




This report is submitted for the general information of shareholders of the Smith Barney Investment Trust -- Smith Barney Mid Cap Blend Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney, Inc.


Smith Barney
Mid Cap Blend Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds







Smith Barney
Intermediate
Maturity
California
Municipals Fund

ANNUAL REPORT

November 30, 1999

[LOGO OF SMITH BARNEY]



NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE


Smith Barney
Intermediate
Maturity
California
Municipals Fund

[PHOTO]                     [PHOTO]

Heath B. McLendon           Joseph P. Deane

Chairman                    Vice President and
                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the year ended November 30, 1999. We hope you find this report useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the year ended November 30, 1999, the Fund's Class A shares returned a negative 0.70%, without the effects of sales charges. In comparison for the same period, the Lehman Brothers Municipal Bond Index1 and the Lehman Brothers 10-Year Municipal Bond Index1 returned a negative 1.07% and a negative 0.42%, respectively.

Municipal Bond Market Update and Outlook

The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95% - 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.


-----------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,000 bonds totaling approximately $63 billion in market capitalization.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  1


The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

Investment Strategy and Portfolio Update

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal. (Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").)

The Fund invests primarily in investment grade municipal securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from federal income and California personal income taxes. The Fund maintains an average portfolio maturity of between three and ten years.

Our investment strategy has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio.

During the past year and at the Fund's year end, the Fund focused on the following industries: hospital bonds (14.9%), general obligation bonds (13.2%) and housing bonds (12.4%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately
7.4 years. (Average maturity is the timeframe within the portfolio for which the debt instruments are due and payable.) In addition, as of November 30, 1999, roughly 99% of the Fund's holdings were rated investment grade2 by either Standard and Poor's Ratings Group or Moody's Investors Services Group Inc., with approximately 62% of the Fund invested in AAA bonds, the highest rating.

California Economic Highlights

California's economy passed several important milestones recently, reaching a 30-year low in unemployment and passing the 14 million job mark in nonfarm wage and salary employment. Moreover, on October 15, 1999, California's unemployment rate dropped to 4.9% -- the lowest level since 1969. The Golden

-----------
2 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders


nonresidential construction value grew 6% more than in the same period last year. Sales of single-family homes rose with the median single family home price 9.2% above the price one-year ago. There was also substantial growth in auto sales and service, building and garden supply, and furniture and home furnishings.

Prior to 1990, California's economy was supported in large part by its aerospace and defense industries and a continually appreciating real estate market. However, in recent years, we think that the Golden State's economic recovery has been mainly driven by the growth of new high-tech industries which has resulted in a state with a broader and more diversified economy.

We believe these statistics lend support to our view that California is currently experiencing a meaningful economic resurgence. Factors such as strong employment growth, high real estate values and a more broadly diversified state economy should allow California to remain competitive for many years to come.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon            /s/ Joseph P. Deane

Heath B. McLendon                Joseph P. Deane
Chairman                         Vice President and
                                 Investment Officer

December 13, 1999

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  3


--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                          -------------------
                          Beginning     End      Income     Capital     Total
Year Ended                 of Year    of Year   Dividends    Gains    Returns(1)
================================================================================
11/30/99                    $8.85      $8.42      $0.37      $0.00      (0.70)%
--------------------------------------------------------------------------------
11/30/98                     8.66       8.85       0.39       0.00       6.78
--------------------------------------------------------------------------------
11/30/97                     8.55       8.66       0.40       0.00       6.13
--------------------------------------------------------------------------------
11/30/96                     8.53       8.55       0.40       0.00       5.05
--------------------------------------------------------------------------------
11/30/95                     7.80       8.53       0.40       0.00      14.84
--------------------------------------------------------------------------------
11/30/94                     8.50       7.80       0.39       0.01      (3.65)
--------------------------------------------------------------------------------
11/30/93                     8.04       8.50       0.39       0.00      10.70
--------------------------------------------------------------------------------
Inception*-11/30/92          7.90       8.04       0.35       0.00       6.33+
================================================================================
Total                                             $3.09      $0.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                          -------------------
                          Beginning     End      Income     Capital     Total
Year Ended                 of Year    of Year   Dividends    Gains    Returns(1)
================================================================================
11/30/99                    $8.84      $8.42      $0.35      $0.00      (0.79)%
--------------------------------------------------------------------------------
11/30/98                     8.65       8.84       0.37       0.00       6.57
--------------------------------------------------------------------------------
11/30/97                     8.54       8.65       0.38       0.00       5.92
--------------------------------------------------------------------------------
11/30/96                     8.52       8.54       0.38       0.00       4.84
--------------------------------------------------------------------------------
11/30/95                     7.80       8.52       0.38       0.00      14.36
--------------------------------------------------------------------------------
Inception*-11/30/94          7.76       7.80       0.02       0.00       0.72+
================================================================================
Total                                             $1.88      $0.00
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                          -------------------
                          Beginning     End      Income     Capital     Total
Year Ended                 of Year    of Year   Dividends    Gains    Returns(1)
================================================================================
11/30/99                    $8.86      $8.44      $0.39      $0.00      (0.40)%
--------------------------------------------------------------------------------
11/30/98                     8.66       8.86       0.40       0.00       7.09
--------------------------------------------------------------------------------
11/30/97                     8.56       8.66       0.42       0.00       6.20
--------------------------------------------------------------------------------
11/30/96                     8.54       8.56       0.41       0.00       5.22
--------------------------------------------------------------------------------
Inception*-11/30/95          8.39       8.54       0.09       0.00       2.92+
================================================================================
Total                                             $1.71      $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
                                              -------------------------------
                                              Class A     Class L     Class Y
================================================================================
Year Ended 11/30/99                           (0.70)%     (0.79)%     (0.40)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/99                      6.31        6.07         N/A
--------------------------------------------------------------------------------
Inception* through 11/30/99                    5.60        6.14        4.95
================================================================================

                                                   With Sales Charges(2)
                                              -------------------------------
                                              Class A     Class L     Class Y
================================================================================
Year Ended 11/30/99                           (2.68)%     (2.74)%     (0.40)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/99                      5.87        5.85         N/A
--------------------------------------------------------------------------------
Inception* through 11/30/99                    5.33        5.93        4.95
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 11/30/99)                     53.98%
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/99)                     35.23
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/99)                     22.67
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  5


--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
            and Lipper Analytical Services, Inc. Peer Group Average+

--------------------------------------------------------------------------------
                         December 1991 -- November 1999

              SB Intermediate          Lehman Bros.
            Maturity California          10 Year             Lipper California
              Municipals Fund      Municipal Bond Index   Municipal Fund Average

12/31/91           9,802                 10,000                   10,000
  Nov-92          10,422                 10,767                   10,623
  Nov-93          11,537                 12,028                   11,682
  Nov-94          11,116                 11,491                   11,246
  Nov-95          12,766                 13,623                   12,910
  Nov-96          13,411                 14,394                   13,566
  Nov-97          14,233                 15,410                   14,307
  Nov-98          15,199                 16,651                   15,261
11/30/99          15,092                 16,581                   15,180

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1999. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper Analytical Services, Inc. Peer Group Average is composed of an average of the Fund's peer group of mutual funds (28 funds as of November 30, 1999) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1999
--------------------------------------------------------------------------------
Portfolio Breakdown*

                                    [CHART]

Education                 6.0%
General Obligation       13.2%
Hospital                 14.9%
Housing                  12.4%
Miscellaneous            23.8%
Solid Waste               5.1%
Tax Allocation            5.1%
Transportation           10.6%
Water & Sewer             8.9%

Summary of Municipal Bonds And Short-Term Tax Exempt
Investments by Combined Ratings


                                     Standard &                Percentage of
  Moody's           and/or             Poor's                Total Investments
--------------------------------------------------------------------------------
   Aaa                                  AAA                       61.8%
   Aa                                   AA                        13.7
    A                                    A                         8.9
   Baa                                  BBB                       14.4
   NR                                   NR                         1.2
                                                                 -----
                                                                 100.0%
                                                                 =====

---------
* As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  7


--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)              SECURITY                                             VALUE
================================================================================================
Education -- 6.0%
                    California Educational Facilities Authority Revenue:
$ 945,000   AAA       College of Osteopathic Medicine, CONNIE LEE-Insured,
                        5.550% due 6/1/06                                             $  989,888
  320,000   A2*       Loyola Marymount University, Series B,
                        (Pre-Refunded--Escrowed to Maturity with
                        U.S. government securities to 10/1/02 Call @ 102),
                        6.300% due 10/1/03 (b)                                           343,200
  200,000   A2*       Mills College, (Escrowed to Maturity with U.S. government
                        securities), 6.500% due 9/1/02 (b)                               211,750
  500,000   AA        University of Southern California, 5.300% due 10/1/04              520,000
------------------------------------------------------------------------------------------------
                                                                                       2,064,838
------------------------------------------------------------------------------------------------
General Obligation -- 13.2%
  200,000   AA-     California State GO, 6.000% due 9/1/03                               211,500
1,250,000   AAA     California State GO, Veterans Bonds, Series BL,
                      FSA-Insured, 4.950% due 12/1/08 (c)                              1,229,688
  285,000   AAA     Kern High School District GO, Series C, MBIA-Insured,
                      (Escrowed to Maturity with U.S. government securities),
                      8.750% due 8/1/03                                                  327,750
  475,000   AA      Los Angeles GO, Series B, 5.000% due 9/1/10                          473,813
                    Mojave Water Agency Improvement District GO,
                      Morongo Basin GO:
  250,000   AAA         Escrowed to Maturity with U.S. government securities,
                          6.250% due 9/1/02                                              263,438
  280,000   AAA         Pre-Refunded--Escrowed with U.S. government
                          securities to 9/1/02 Call @ 102, 6.375% due 9/1/03             301,000
  300,000   Aa3*    Torrance Unified School District GO, Series A,
                      4.250% due 8/1/11                                                  275,625
1,500,000   AAA     Visalia Unified School District GO, Series A, FGIC-Insured,
                      4.900% due 8/1/12                                                1,455,000
------------------------------------------------------------------------------------------------
                                                                                       4,537,814
------------------------------------------------------------------------------------------------
Hospital -- 14.9%
  215,000   AAA     Arlington Community Hospital Corp. Revenue,
                      (Escrowed to Maturity with U.S. government securities),
                      8.000% due 6/1/04                                                  228,975
                    California Health Facilities Financing Authority Revenue:
  700,000   AAA       Kaiser Permanente, Series B, AMBAC-Insured,
                        5.250% due 10/1/10                                               676,375
1,000,000   AAA       Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                        5.300% due 1/15/05                                             1,032,500
1,000,000   AAA       Scripps Health, Series C, MBIA-Insured,
                        5.000% due 10/1/13                                               963,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)              SECURITY                                             VALUE
================================================================================================
Hospital -- 14.9% (continued)
$ 200,000   AA-       Sisters of Providence, 6.200% due 10/1/03                       $  209,750
  400,000   NR        St. Elizabeth's Community Hospital Project,
                        (Pre-Refunded--Escrowed with U.S. government
                        securities to 11/5/02 Call @ 102),
                        5.900% due 11/15/03 (b)                                          425,500
1,200,000   AA      California Statewide Communities Development Authority,
                      COP, St. Joseph's Health Systems Group,
                      (Pre-Refunded--Escrowed with state and local
                      government securities to 7/1/04 Call @ 102),
                      5.875% due 7/1/05                                                1,294,500
  250,000   A3*     Riverside County Asset Leasing Corp., Leasehold Revenue,
                      (Riverside County Hospital Project), Series A,
                      6.000% due 6/1/04                                                  260,312
------------------------------------------------------------------------------------------------
                                                                                       5,091,662
------------------------------------------------------------------------------------------------
Housing -- 12.4%
1,250,000   AAA     ABAG Finance Authority for Non-Profit Corporations,
                      Multi-Family Housing Revenue, (Edgewood Apartments
                      Project), Series A, FNMA-Collateralized, 5.700% mandatory
                      put 11/1/06 (c)(d)                                               1,260,938
                    California Housing Finance Agency, Home Mortgage Revenue:
    5,000   Aa2*      MGIC-Insured, LOC-Citibank N.A., 10.000% due 2/1/02                  5,000
  240,000   Aa2*      Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                     246,900
  700,000   Aa2*      Series E-1, FHA/VA-Insured, 5.900% due 2/1/05 (c)                  725,375
  700,000   Aa2*      Series E-1, FHA/VA-Insured, 5.900% due 8/1/05 (c)                  725,375
  745,000   AAA     Riverside County Housing Authority, Multi-Family
                      Housing Revenue, (Brandon Place Apartments Project),
                      Series B, FNMA-Collateralized, 5.625% mandatory put 7/1/09 (c)     751,519
  190,000   AAA     San Luis Obispo Housing Authority, Multi-Family Housing
                      Revenue, (Parkwood Apartments Project), Series A,
                      FNMA-Collateralized, 5.500% due 8/1/03                             192,612
  335,000   AAA     Santa Rosa Mortgage Revenue Refunding,
                      (Marlow Apartments Project), Series A, FHA-Insured,
                      5.600% due 9/1/05                                                  337,512
------------------------------------------------------------------------------------------------
                                                                                       4,245,231
------------------------------------------------------------------------------------------------
Miscellaneous -- 23.8%
1,470,000   AAA     Inglewood Public Financing Authority Revenue,
                      Series A, AMBAC-Insured, 5.125% due 8/1/13                       1,444,275
1,080,000   AAA     Los Angeles County Community Facilities District No. 3,
                      Special Tax Refunding, Series A, FSA-Insured,
                      5.250% due 9/1/07                                                1,119,150

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  9


--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)              SECURITY                                             VALUE
================================================================================================
Miscellaneous -- 23.8% (continued)
$ 130,000   Aaa*    Montclair Redevelopment Agency, Residential Mortgage
                      Revenue, (Escrowed to Maturity with U.S. government
                      securities), 7.750% due 10/1/11                                $   146,575
1,000,000   AAA     Roseville Community Facilities District No.1,
                      Special Tax Refunding, FSA-Insured, 4.625% due 9/1/10              965,000
1,000,000   AAA     San Diego COP, Central Jail Refunding, AMBAC-Insured,
                      4.800% due 10/1/08                                               1,002,500
                    San Francisco Downtown Parking Corp. Revenue:
  450,000   A3*       6.000% due 4/1/02                                                  466,875
  280,000   A3*       6.150% due 4/1/03                                                  295,050
                    Santa Barbara COP, (Harbor Refunding Project):
  270,000   A*        6.400% due 10/1/02                                                 285,187
  285,000   A*        6.500% due 10/1/03                                                 305,306
1,000,000   AAA     Solano County COP, Capital Improvement Program,
                      AMBAC-Insured, 4.875% due 11/15/11                                 977,500
  205,000   AAA     Upland COP, (Police Building Refunding Project),
                      AMBAC-Insured, 6.200% due 8/1/02                                   215,506
1,000,000   BBB-    Virgin Islands Public Financing Authority Revenue,
                      Series A, 5.300% due 10/1/11                                       955,000
------------------------------------------------------------------------------------------------
                                                                                       8,177,924
------------------------------------------------------------------------------------------------
Solid Waste -- 5.1%
                    Kings County Waste Management Authority,
                      Solid Waste Revenue:
  375,000   BBB         6.500% due 10/1/03 (c)                                           397,031
  290,000   BBB         6.600% due 10/1/04 (c)                                           310,663
1,000,000   Baa1*   South Napa Waste Management Authority, (Solid Waste
                      Transfer Facilities Project), 6.000% due 2/15/04 (c)             1,037,500
------------------------------------------------------------------------------------------------
                                                                                       1,745,194
------------------------------------------------------------------------------------------------
Tax Allocation -- 5.1%
1,000,000   Baa*    Hawthorne Community Redevelopment Agency, Tax
                      Allocation, (Redevelopment Project, Area 2),
                      Pre-Refunded--Escrowed with U.S. government securities
                      (Partially to 9/1/04 call @ 102), 6.200% due 9/1/05 (b) (d)      1,060,000
  665,000   BBB+    Paramount Redevelopment Agency, Tax Allocation Refunding,
                      (Redevelopment Project, Area No. 1), 5.800% due 8/1/03             698,250
------------------------------------------------------------------------------------------------
                                                                                       1,758,250
------------------------------------------------------------------------------------------------
Transportation -- 10.6%
  500,000   A1*     Los Angeles County Transportation Commission, COP,
                      Series B, 6.200% due 7/1/03                                        529,375
                    Palm Springs Financing Authority, Regional Airport
                      Revenue, MBIA-Insured:
  200,000   AAA         5.400% due 1/1/03 (c)                                            205,500
  400,000   AAA         5.500% due 1/1/04 (c)                                            414,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)              SECURITY                                             VALUE
================================================================================================
Transportation -- 10.6% (continued)
$ 350,000   A1*     Sacramento Regional Transportation District COP, Series A,
                      6.400% due 3/1/03                                              $   371,437
  240,000   AAA     San Francisco Airport Improvement Authority, Lease Revenue,
                      United Airlines Inc., (Escrowed to Maturity with U.S.
                      government securities), 8.000% due 7/1/13                          280,800
                    San Jose Airport Revenue:
  800,000   AAA       FGIC-Insured, 5.400% due 3/1/04 (c)                                824,000
  500,000   AAA       MBIA-Insured, 5.750% due 3/1/03                                    522,500
  450,000   BBB+    Southern California Rapid Transit Authority, Special
                      Benefit Assessment, District A-2, 6.100% due 9/1/03                470,250
------------------------------------------------------------------------------------------------
                                                                                       3,617,862
------------------------------------------------------------------------------------------------
Water & Sewer -- 8.9%
1,000,000   AAA     Castaic Lake Water Agency COP, (Water Systems Improvement
                      Project), AMBAC-Insured, 5.000% due 8/1/12                         981,250
1,000,000   AAA     El Dorado County Public Agency Financing Authority
                      Revenue, FGIC-Insured, 5.200% due 2/15/07                        1,031,250
1,000,000   AAA     Modesto Irrigation District Financing Authority Revenue,
                      Series A, MBIA-Insured, 5.350% due 10/1/06                       1,043,750
------------------------------------------------------------------------------------------------
                                                                                       3,056,250
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $33,410,707**)                                          $34,295,025
================================================================================================

(a) All ratings are by Standard & Poor's Rating Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)  Security segregated by Custodian for open purchase commitments.
**   Aggregate cost for Federal income tax purpose is substantially the same.

See pages 12 and 13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 11


--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investor Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investor Services, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A      -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CONNIE
  LEE  -- College Construction Loan Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FLAIRS -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MGIC   -- Mortgage Guaranty Insurance Corp.
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RIBS   -- Residual Interest Bonds
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 13


--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           November 30, 1999
--------------------------------------------------------------------------------
ASSETS:
 Investments, at value (Cost -- $33,410,707)                        $34,295,025
 Cash                                                                    14,458
 Interest receivable                                                    528,567
 Receivable for Fund shares sold                                        244,442
--------------------------------------------------------------------------------
 Total Assets                                                        35,082,492
--------------------------------------------------------------------------------
LIABILITIES:
 Investment advisory fees payable                                        19,190
 Administration fees payable                                             12,695
 Payable for Fund shares reacquired                                       8,995
 Distribution fees payable                                                1,696
 Accrued expenses                                                        63,095
--------------------------------------------------------------------------------
 Total Liabilities                                                      105,671
--------------------------------------------------------------------------------
Total Net Assets                                                    $34,976,821
================================================================================
NET ASSETS:
 Par value of shares of beneficial interest                         $     4,152
 Capital paid in excess of par value                                 35,440,444
 Undistributed net investment income                                      3,026
 Accumulated net realized loss on security transactions              (1,355,119)
 Net unrealized appreciation of investments                             884,318
--------------------------------------------------------------------------------
Total Net Assets                                                    $34,976,821
================================================================================
Shares Outstanding:
 Class A                                                              3,504,054
--------------------------------------------------------------------------------
 Class L                                                                611,103
--------------------------------------------------------------------------------
 Class Y                                                                 36,882
--------------------------------------------------------------------------------
Net Asset Value:
 Class A                                                                  $8.42
--------------------------------------------------------------------------------
 Class L*                                                                 $8.42
--------------------------------------------------------------------------------
 Class Y                                                                  $8.44
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 2.04% of net asset value per share)        $8.59
--------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)        $8.51
================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended November 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                          $  1,872,167
--------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fees (Note 3)                                      109,906
 Administration fees (Note 3)                                            73,271
 Distribution fees (Note 3)                                              65,374
 Audit and legal                                                         38,928
 Shareholder communications                                              32,709
 Shareholder and system servicing fees                                   28,183
 Registration fees                                                       14,587
 Trustees' fees                                                          10,587
 Pricing service fees                                                     7,935
 Custody                                                                  2,701
 Other                                                                    9,662
--------------------------------------------------------------------------------
 Total Expenses                                                         393,843
 Less: Investment advisory and administration fee waivers (Note 3)      (77,897)
--------------------------------------------------------------------------------
 Net Expenses                                                           315,946
--------------------------------------------------------------------------------
Net Investment Income                                                 1,556,221
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
 Realized Loss From Security Transactions
 (excluding short-term securities):
  Proceeds from sales                                                10,274,133
  Cost of securities sold                                            10,703,408
--------------------------------------------------------------------------------
 Net Realized Loss                                                     (429,275)
--------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
  Beginning of year                                                   2,275,964
  End of year                                                           884,318
--------------------------------------------------------------------------------
 Decrease in Net Unrealized Appreciation                             (1,391,646)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,820,921)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (264,700)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 15


--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                For the Years Ended November 30,

                                                         1999          1998
================================================================================
OPERATIONS:
 Net investment income                                $ 1,556,221   $ 1,377,748
 Net realized gain (loss)                                (429,275)       40,605
 Increase (decrease) in net unrealized appreciation    (1,391,646)      626,274
--------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations       (264,700)    2,044,627
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
 Net investment income                                 (1,556,080)   (1,369,680)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                        (1,556,080)   (1,369,680)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                      12,926,222     7,542,952
 Net asset value of shares issued for
  reinvestment of dividends                             1,099,677       948,174
 Cost of shares reacquired                            (11,102,994)   (4,632,497)
--------------------------------------------------------------------------------
 Increase in Net Assets From
  Fund Share Transactions                               2,922,905     3,858,629
--------------------------------------------------------------------------------
Increase in Net Assets                                  1,102,125     4,533,576

NET ASSETS:
 Beginning of year                                     33,874,696    29,341,120
--------------------------------------------------------------------------------
 End of year*                                         $34,976,821   $33,874,696
================================================================================
* Includes undistributed net investment income of:         $3,026        $2,885
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 17


--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1999, SSBC waived investment advisory fees of $46,738.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1999, SSBC waived administration fees of $31,159.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $1,273 to Smith Barney Private Trust Company.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. For the year ended November 30, 1999, CDSCs paid to CFBDS for Class L shares were approximately $2,000. In addition CFBDS received sales charges of $85,000 and $12,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the year ended November 30, 1999, total Distribution Plan fees were:

                                               Class A            Class L
================================================================================
Distribution Plan Fees                         $46,319            $19,055
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $13,638,998
--------------------------------------------------------------------------------
Sales                                                                10,274,133
================================================================================

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $1,090,961
Gross unrealized depreciation                                          (206,643)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $  884,318
================================================================================

6. Capital Loss Carryforwards

At November 30, 1999, the Fund had for Federal tax purposes approximately $1,142,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                               11/30/02    11/30/03    11/30/07
================================================================================
Capital Loss Carryforwards                     $657,000    $269,000    $216,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 19


--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 1999, total paid-in capital amounted to the following for each class.

                                        Class A        Class L        Class Y
================================================================================
Total Paid-in Capital                 $29,931,948    $ 5,245,425    $   267,223
================================================================================

Transactions in shares of each class were as follows:


                                   Year Ended                 Year Ended
                                November 30, 1999          November 30, 1998
                           -------------------------   -------------------------
                              Shares        Amount       Shares        Amount
================================================================================
Class A
Shares sold                 1,354,473    $11,737,460     571,108    $ 5,019,763
Shares issued on
 reinvestment                 107,682        927,878      91,477        800,601
Shares reacquired          (1,157,437)    (9,906,616)   (424,495)    (3,722,275)
--------------------------------------------------------------------------------
Net Increase                  304,718    $ 2,758,722     238,090    $ 2,098,089
================================================================================
Class L+
Shares sold                   135,995    $ 1,188,762     288,836    $ 2,523,189
Shares issued on
 reinvestment                  18,313        157,924      15,296        133,771
Shares reacquired            (138,454)    (1,196,378)   (104,394)      (910,222)
--------------------------------------------------------------------------------
Net Increase                   15,854    $   150,308     199,738    $ 1,746,738
================================================================================
Class Y
Shares issued on
 reinvestment                   1,607    $    13,875       1,575    $    13,802
--------------------------------------------------------------------------------
Net Increase                    1,607    $    13,875       1,575    $    13,802
================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares                            1999(1)    1998      1997      1996      1995
========================================================================================
Net Asset Value,
 Beginning of Year                       $8.85      $8.66     $8.55     $8.53     $7.80
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)                 0.37       0.39      0.40      0.40      0.40
 Net realized and
  unrealized gain (loss)                 (0.43)      0.19      0.11      0.02      0.73
----------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                         (0.06)      0.58      0.51      0.42      1.13
----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.37)     (0.39)    (0.40)    (0.40)    (0.40)
 Net realized gains                         --         --        --        --        --
----------------------------------------------------------------------------------------
Total Distributions                      (0.37)     (0.39)    (0.40)    (0.40)    (0.40)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year             $8.42      $8.85     $8.66     $8.55     $8.53
----------------------------------------------------------------------------------------
Total Return                             (0.70)%     6.78%     6.13%     5.05%    14.84%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $29,520    $28,303   $25,630   $24,537   $26,211
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                              0.85%      0.75%     0.75%     0.77%     0.75%
 Net investment income                    4.27       4.45      4.65      4.69      4.89
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                     29%         8%        9%       15%        8%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for each of the five years ended November 30, 1999. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                            Expense Ratios
                       Per Share Decreases to                             Without Fee Waivers
                        Net Investment Income                             and Reimbursements
             ------------------------------------------        ---------------------------------------
              1999     1998     1997     1996     1995          1999     1998    1997    1996    1995
             ------   ------   ------   ------   ------        ------   ------  ------  ------  ------
 Class A      $0.02    $0.02    $0.03    $0.07    $0.03         1.06%   1.00%   1.12%   1.54%   1.16%

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 21


--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares                         1999(1)  1998(2)  1997     1996     1995
================================================================================
Net Asset Value, Beginning of Year    $8.84    $8.65    $8.54    $8.52    $7.80
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(3)              0.35     0.37     0.38     0.38     0.38
 Net realized and
  unrealized gain (loss)              (0.42)    0.19     0.11     0.02     0.72
--------------------------------------------------------------------------------
Total Income
 From Operations                      (0.07)    0.56     0.49     0.40     1.10
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                (0.35)   (0.37)   (0.38)   (0.38)   (0.38)
--------------------------------------------------------------------------------
Total Distributions                   (0.35)   (0.37)   (0.38)   (0.38)   (0.38)
--------------------------------------------------------------------------------
Net Asset Value, End of Year          $8.42    $8.84    $8.65    $8.54    $8.52
--------------------------------------------------------------------------------
Total Return                          (0.79)%   6.57%    5.92%    4.84%   14.36%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $5,146   $5,260   $3,419   $2,607   $2,254
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                           0.98%    0.97%    0.96%    0.98%    0.98%
 Net investment income                 4.13     4.22     4.44     4.48     4.54
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  29%       8%       9%      15%       8%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser and administrator waived all or part of their fees for each of the five years ended November 30, 1999. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                             Expense Ratios
                       Per Share Decreases to                              Without Fee Waivers
                        Net Investment Income                              and Reimbursements
             ------------------------------------------         ---------------------------------------
              1999     1998     1997     1996     1995           1999     1998    1997    1996    1995
             ------   ------   ------   ------   ------         ------   ------  ------  ------  ------
 Class L      $0.02    $0.02    $0.03    $0.07    $0.03          1.19%    1.21%   1.33%   1.75%   1.39%

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders


--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares                          1999(1)  1998    1997    1996    1995(2)
================================================================================
Net Asset Value, Beginning of Year     $8.86    $8.66   $8.56   $8.54   $8.39
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(3)               0.39     0.41    0.41    0.41    0.09
 Net realized and
  unrealized gain (loss)               (0.42)    0.19    0.11    0.02    0.15
--------------------------------------------------------------------------------
Total Income
 From Operations                       (0.03)    0.60    0.52    0.43    0.24
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                 (0.39)   (0.40)  (0.42)  (0.41)  (0.09)
--------------------------------------------------------------------------------
Total Distributions                    (0.39)   (0.40)  (0.42)  (0.41)  (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Year           $8.44    $8.86   $8.66   $8.56   $8.54
--------------------------------------------------------------------------------
Total Return                           (0.40)%   7.09%   6.20%   5.22%   2.92%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $311     $312    $292    $274    $261
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                            0.56%    0.57%   0.56%   0.59%   0.58%+
 Net investment income                  4.52     4.62    4.84    4.87    4.74+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                   29%       8%      9%     15%      8%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(3) The investment adviser and administrator waived all or part of their fees for each of the four years ended November 30, 1999 and the period ended November 30, 1995. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                               Expense Ratios
                        Per Share Decrease to                                Without Fee Waivers
                        Net Investment Income                                and Reimbursements
             ------------------------------------------           ---------------------------------------
              1999     1998     1997     1996     1995             1999     1998    1997    1996    1995
             ------   ------   ------   ------   ------           ------   ------  ------  ------  ------
 Class Y      $0.02    $0.02    $0.03    $0.07    $0.03            0.79%    0.82%   0.94%   1.36%   0.99%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 1999:

     -- 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 23


--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
January , 2000

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders


                                                          [LOGO OF SMITH BARNEY]



Trustees                                Custodian
Herbert Barg                            PNC Bank, N.A.
Alfred J. Bianchetti
Martin Brody                            Transfer Agent
Dwight B. Crane                         Smith Barney Private Trust Company
Burt N. Dorsett                         388 Greenwich Street, 22nd Floor
Elliot S. Jaffe                         New York, New York 10013
Stephen E. Kaufman
Joseph J. McCann                        Sub-Transfer Agent
Heath B. McLendon, Chairman             PFPC Global Fund Services
Cornelius C. Rose, Jr.                  P.O. Box 9699
                                        Providence, Rhode Island 02940-9699
James J. Crisona, Emeritus

Officers                                This report is submitted for the general
Heath B. McLendon                       information of the shareholders of Smith
President and                           Barney Intermediate Maturity California
Chief Executive Officer                 Municipals Fund. It is not authorized
                                        for distribution to prospective
Lewis E. Daidone                        investors unless accompanied or preceded
Senior Vice President and Treasurer     by a current Prospectus for the Fund,
                                        which contains information concerning
Joseph P. Deane                         the Fund's investment policies and
Vice President and Investment Officer   expenses as well as other pertinent
                                        information.
Paul A. Brook
Controller
                                        Salomon Smith Barney is a service mark
Christina T. Sydor                      of Salomon Smith Barney Inc.
Secretary
                                        Smith Barney
Investment Adviser and Administrator    Intermediate Maturity
SSB Citi Fund Management LLC            California Municipals Fund
                                        388 Greenwich Street, MF-2
Distributor                             New York, New York 10013
CFBDS, Inc.
                                        www.smithbarney.com/mutualfunds


                                        FD0310 1/00







Smith Barney
Intermediate
Maturity New York
Municipals Fund

ANNUAL REPORT

November 30, 1999

[LOGO] Smith Barney Mutual Funds

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Intermediate
Maturity New York
Municipals Fund

[PHOTO]                           [PHOTO]

HEATH B.                          JOSEPH P.
MCLENDON                          DEANE

Chairman                          Vice President and
                                  Investment Officer

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the year ended November 30, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Performance Update
For the year ended November 30, 1999, the Fund's Class A shares returned a negative 1.18%, without the effects of sales charges. In comparison the Lehman Brothers Municipal Bond Index and the Lehman Brothers 10-year Municipal Bond Index returned a negative 1.07% and a negative 0.42%, respectively.1

Market Update
The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95% - 100% of long-term U.S. Treasury bonds. (A basis point is the smallest measurement in quoting yields, equals to 1/100 of one percent or 0.01%.) Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

Investment Strategy and Portfolio Update
The Fund's investment seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York state and New York City personal income taxes as is consistent with the preservation of

--------------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with the maturities of at least one year. The Lehman Brothers 10-year Municipal Bond Index is a broad-based index comprised of approximately 5,000 bonds totaling roughly $63 billion in market capitalization.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    1
principal. The Fund invests primarily in investment grade municipal securities. (Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").)

Our investment strategy during the last year has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities throughout the period under review. Since interest rates have gone up to higher levels, we have been able to invest our excess cash in bonds. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio.

During the past year, the Fund focused on transportation bonds (18.1%), education bonds (17.0%) and general obligations bonds (15.7%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately 8.5 years. (Average maturity is the average timeframe within the portfolio for which the debt instruments are due and payable.) In addition, as of November 30, 1999, roughly 93% of the Fund's holdings were rated investment grade/2/ by either Standard and Poor's Ratings Service or Moody's Investors Service, Inc., with 49% of the Fund invested in AAA bonds, the highest rating.

New York Economic Highlights
The Empire State is moving aggressively to create a top-rate business climate, and it is clearly having a positive impact on its economy. This turnaround comes as New York continues to reduce taxes, eliminate red tape and other bureaucratic obstacles and change failed state government programs that may have previously held back New York's economic growth.

New York State is home to the 10th largest economy in the world. With a Gross State Product of roughly $593 billion, New York accounts for nearly 8% of the nation's Gross Domestic Product ("GDP"). New York is home to 65 FORTUNE 500 companies - more than any other U.S. state. More than $1 trillion in financial transactions take place at the New York Stock Exchange on a typical trading day, making New York City the undisputed financial capital of the world./3/

--------------
2 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality
3 Fitch IBCA, Inc., an internationally recognized rating agency, is the source of these statistics.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

New York has a diverse economy with concentrations of employment in many industries. New York's economic strength has been supported by its highly educated workforce, extensive infrastructure and world class universities and colleges. Taxes have been cut 31 times in three years. Every year since 1995, New York has cut taxes more than any other state, and in 1996 taxes were cut more than the other 49 states combined. In addition, workers'compensation rates have been reduced by 30% since 1995, and other business costs have been lowered as well.

Market Outlook
We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.

In our judgement, a number of factors bode well for the municipal market. Yields are at their highest levels since early 1999, new issue supply is likely to be modest in the period ahead and recent narrowing of spreads in the taxable market has made alternatives less attractive. We remain optimistic about the prospects for the municipal market as a whole.

The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

Thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you achieve your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon               /s/ Joseph P. Deane

Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer


December 13, 1999

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    3

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions Returns(1)
================================================================================
11/30/99               $8.76       $8.28     $0.38      $0.00         (1.18)%
--------------------------------------------------------------------------------
11/30/98               8.57        8.76      0.40       0.00          7.01
--------------------------------------------------------------------------------
11/30/97               8.47        8.57      0.41       0.00          6.23
--------------------------------------------------------------------------------
11/30/96               8.48        8.47      0.41       0.00          4.85
--------------------------------------------------------------------------------
11/30/95               7.80        8.48      0.41       0.00          14.31
--------------------------------------------------------------------------------
11/30/94               8.54        7.80      0.40       0.02          (3.97)
--------------------------------------------------------------------------------
11/30/93               8.18        8.54      0.40       0.02          9.76
--------------------------------------------------------------------------------
Inception* - 11/30/92  7.90        8.18      0.38       0.00          8.59+
================================================================================
Total                                       $3.19      $0.04
================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions Returns(1)
================================================================================
11/30/99               $8.76       $8.27     $0.36      $0.00         (1.49)%
--------------------------------------------------------------------------------
11/30/98               8.57        8.76      0.38       0.00          6.79
--------------------------------------------------------------------------------
11/30/97               8.47        8.57      0.39       0.00          6.00
--------------------------------------------------------------------------------
11/30/96               8.48        8.47      0.39       0.00          4.64
--------------------------------------------------------------------------------
Inception* - 11/30/95  7.87        8.48      0.38       0.00          13.01+
================================================================================
Total                                       $1.90      $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
                                              ------------------------
                                              Class A          Class L
================================================================================
Year Ended 11/30/99                           (1.18)%          (1.49)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/99                      6.13              N/A
--------------------------------------------------------------------------------
Inception* through 11/30/99                    5.61             5.69
================================================================================

                                               With Sales Charges(2)
                                              ------------------------
                                              Class A          Class L
================================================================================
Year Ended 11/30/99                           (3.17)%          (3.42)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/99                      5.70              N/A
--------------------------------------------------------------------------------
Inception* through 11/30/99                    5.34             5.48
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 11/30/99)                   54.10%
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/99)                   31.87
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
* Inception dates for Class A and L shares are December 31, 1991 and December 5, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity New York Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
            and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                         December 1991-- November 1999

                                 [LINE GRAPH]

          Smith Barney Intermediate     Lehman Brothers 10-Year    Lipper Peer
          Maturity New York Municipals  Municipal Bond Fund Index  Group Average
12/31/91          9,802                          10,000                10,000
  Nov-92         10,644                          10,767                10,685
  Nov-93         11,683                          12,028                11,625
  Nov-94         11,219                          11,491                11,230
  Nov-95         12,824                          13,623                12,796
  Nov-96         13,447                          14,394                13,383
  Nov-97         14,284                          15,410                14,134
  Nov-98         15,285                          16,660                15,054
11/30/99         15,104                          16,708                15,351

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1999. The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of 9.8 years, an average yield of 4.93% and a duration of 7.08 years. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Peer Group Average is an average of the Fund's peer group of mutual funds (17 funds as of November 30, 1999) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor may not invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1999
--------------------------------------------------------------------------------

Industry Breakdown*

                                  [PIE CHART]

Education                                     17.00%
General Obligations                           15.70%
Government Facilities                          4.20%
Hospitals                                      9.80%
Industrial Development                         6.60%
Other                                         14.30%
Pollution Control                              3.80%
Transportation                                18.10%
Finance                                        2.70%
Water & Sewer                                  7.80%


Summary of Investments by Combined Ratings

                                  Standard &            Percentage of
Moody's            and/or           Poor's            Total Investments
----------------------------------------------------------------------------
Aaa                                 AAA                    49.0%
Aa                                  AA                     14.2
A                                   A                      20.0
Baa                                 BBB                     9.5
B                                   B                       4.7
NR                                  NR                      2.6
                                                           -----
                                                          100.0%
                                                           =====

----------
*    As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    7

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING(a)  SECURITY                                                      VALUE
==================================================================================================
Education -- 17.0%
$1,000,000       BBB+    City University of New York COP, John Jay College,
                            6.000% due 8/15/06                                        $ 1,057,500
   860,000       Aaa*    Huntington Union Free School District, FGIC-Insured,
                            5.500% due 7/15/11                                            883,650
                         Nassau County Industrial Development Agency, Civic
                            Facility Revenue, Refunded, (Hofstra University Project),
                            MBIA-Insured:
 1,250,000       AAA          5.250% due 7/1/13                                         1,237,500
 2,000,000       AAA          5.250% due 7/1/14                                         1,960,000
 2,000,000       AAA     New York Educational Construction Fund, Series A,
                            MBIA-Insured, 6.500% due 4/1/04                             2,150,000
                         New York State Dormitory Authority, Revenue Bonds:
   500,000       AAA        College and University Educational Loan, MBIA-Insured,
                              6.200% due 7/1/01 (c)                                       513,750
   940,000       Aaa*    New York Law School, AMBAC-Insured,
                            5.200% due 7/1/08                                             952,925
 1,100,000       AA      Saint Thomas Aquinas, 5.000% due 7/1/14                        1,017,500
 1,000,000       A       State University Educational Facilities,
                            5.000% due 5/15/10                                            977,500
   100,000       AAA     Wappingers Central School District, AMBAC-Insured,
                            6.250% due 12/1/99                                            100,000
--------------------------------------------------------------------------------------------------
                                                                                       10,850,325
--------------------------------------------------------------------------------------------------
Finance -- 2.7%
                         City of Troy Municipal Assistance Corp., MBIA-Insured:
 1,080,000       AAA     Series A, 5.000% due 1/15/08                                   1,082,700
 1,990,000       AAA     Series B, zero coupon bond to yield 5.690%                       651,725
                            due 1/15/19
--------------------------------------------------------------------------------------------------
                                                                                        1,734,425
--------------------------------------------------------------------------------------------------
General Obligation -- 15.7%
   400,000       AAA     Albany City School District GO, Series B, MBIA-Insured,
                            6.000% due 12/15/00                                           408,136
                         Buffalo GO:
   100,000       AAA        FGIC-Insured, 5.800% due 2/1/00                               100,290
   205,000       AAA        Series A, MBIA-Insured, 5.900% due 4/1/01                     209,356
   385,000       AAA        Series B, MBIA-Insured, 5.900% due 4/1/01 (b)                 393,181
                         Erie County Public Improvement Project GO, FGIC-Insured:
 1,000,000       AAA        Series A, 5.750% due 10/1/11                                1,047,500
   250,000       AAA        5.500% due 1/15/00                                            250,450
   495,000       Baa2*   Jamestown GO, Series A, 7.000% due 3/15/00                       498,861
 1,000,000       AA      Monroe County Public Improvement Project GO, Series A,
                            6.000% due 3/1/18                                           1,035,000
 1,000,000       AAA     Nassau County GO, Combined Sewer District, Series E,
                            MBIA-Insured, 5.400% due 5/1/10                             1,013,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)       SECURITY                                               VALUE
==================================================================================================
General Obligation -- 15.7% (continued)
                         New York City GO:
$2,000,000       A-         Series A, 7.000% due 8/1/04 (b)                           $ 2,177,500
   325,000       A-         Series B, 6.250% due 10/1/01                                  335,562
   175,000       A-         Series B, (Escrowed to maturity with U.S. government
                              securities), 6.250% due 10/1/01 (d)                         181,125
   435,000       AAA     Niagara County GO, Environmental Infrastructure,
                            Series A, MBIA-Insured, 5.250% due 8/15/13                    431,193
   275,000       Aaa*    North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12             267,438
   630,000       Aaa*    Nyack Unified Free School District GO, FGIC-Insured,
                            5.250% due 12/15/15                                           612,675
 1,125,000       AAA     Yonkers GO, Series A, FGIC-Insured, 5.000% due 9/1/14          1,056,094
--------------------------------------------------------------------------------------------------
                                                                                       10,018,111
--------------------------------------------------------------------------------------------------
Government Facilities -- 4.2%
                         New York State Urban Development, Correctional Facilities:
   595,000       A-         Series 3, 6.800% due 1/1/00                                   596,089
 1,900,000       A-         Series A, 6.500% due 1/1/09                                 2,068,625
--------------------------------------------------------------------------------------------------
                                                                                        2,664,714
--------------------------------------------------------------------------------------------------
Hospitals -- 9.8%
                         New York State Dormitory Authority, Revenue Bonds:
   130,000       AA         Genessee Valley, Series B, FHA-Insured,
                              6.300% due 8/1/02                                           135,850
 1,500,000       AA         Good Samaritan Hospital, 5.500% due 7/1/10                  1,520,625
   875,000       AAA        Long Beach Medical Center, MBIA/FHA-Insured,
                              5.550% due 8/1/15                                           864,063
 1,000,000       A          Mental Health Services Facilities Improvement,
                              6.000% due 2/15/12                                        1,048,750
   500,000       Baa2*      Nyack Hospital, Series A, 6.250% due 7/1/13                   500,625
 1,000,000       AAA        Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                              Series A, 5.500% due 2/15/07                              1,032,500
                         New York State Medical Care Facilities, Revenue Bonds:
   725,000       A       Mental Health Services Facility, 6.100% due 2/15/02              749,469
                         Methodist Hospital, FHA-Insured:
   265,000       AA         Series A, 6.000% due 8/15/02                                  275,931
   135,000       AA         Series C, 5.900% due 8/15/02                                  136,856
--------------------------------------------------------------------------------------------------
                                                                                        6,264,669
--------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.2%
 1,000,000       AA      New York State Housing Corp., (Battery Park City Project),
                            6.000% due 11/1/03                                          1,040,000
   350,000       Aa*     North Tonawanda Housing Development Corp., Mortgage
                            Revenue, Bishop Gibbons, Series B, FHA-Insured,
                            6.350% due 12/15/02                                           362,688
--------------------------------------------------------------------------------------------------
                                                                                        1,402,688
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT           RATING(a)                  SECURITY                                       VALUE
==================================================================================================
Industrial Development -- 6.6%
$  535,000       A       Amherst Industrial Development Agency, Lease Revenue,
                            Multi-Surface Rink Complex, Series A, LOC Keybank,
                            5.050% due 10/1/05                                          $ 543,694
   500,000       Baa3*   New York City IDA, Civil Facilities Revenue, (YMCA Greater
                            NY Project), 6.000% due 8/1/07                                513,750
   605,000       A       Onondaga County, NY IDA, (Syracuse Home Association
                            Project), 5.000% due 12/1/13                                  550,550
 1,000,000       A       Syracuse Industrial Development Agency, Civic Facilities
                            Revenue, (Crouse Health Inc. Project), 5.000% due 1/1/10      947,500
                         Westchester County IDA:
 1,000,000       AAA        Resource Recovery Revenue, (Westchester Resco Co.
                              Project), AMBAC-Insured, 6.000% due 7/1/09 (c)            1,058,750
   580,000       NR         Revenue Bonds, (AGR Realty Co. Project),
                              5.750% due 1/1/02                                           583,625
--------------------------------------------------------------------------------------------------
                                                                                        4,197,869
--------------------------------------------------------------------------------------------------
Life Care Systems -- 1.2%
   750,000       AA      New York State Dormitory Authority Revenue, Hebrew
                            Home for the Aged, FHA-Insured, 5.625% due 2/1/17             750,000
--------------------------------------------------------------------------------------------------
Miscellaneous -- 8.1%
   500,000       A       Capital District Youth Center Lease Revenue, LOC Key Bank,
                            6.000% due 2/1/17                                             486,875
                         New York State Municipal Bond Bank Agency,
                            Special Program Revenue:
   925,000       BBB+         Buffalo, Series A, 6.500% due 3/15/00                       930,069
   250,000       AAA          Rochester, Series A, 6.300% due 3/15/00                     251,688
                         Suffolk County Judicial Facilities Agency Service Agreement
                            Revenue, John P. Cohalan Complex, AMBAC-Insured:
 1,000,000       AAA          5.750% due 10/15/11                                       1,040,000
 1,580,000       BBB-         5.300% due 10/1/11                                        1,508,900
 1,000,000       BBB-    Virgin Islands Public Finance Authority Revenue, Series A,
                            5.500% due 10/1/13                                            950,000
--------------------------------------------------------------------------------------------------
                                                                                        5,167,532
--------------------------------------------------------------------------------------------------
Pollution Control -- 3.8%
   750,000       A3*     Essex County Industrial Development Agency, Pollution
                            Control Revenue, 5.700% due 7/1/16                            722,812
                         New York State Energy Research & Development Authority
                            Pollution Control Revenue, Niagara Mohawk Power
                            Company Project, Series A:
   200,000       Aa3*         3.750% due 6/12/08 (c)(e)                                   200,000
   200,000       Aa3*         3.750% due 12/1/26 (c)(e)                                   200,000
   500,000       AAA     New York State Environmental Facilities Corp., PCR,
                            Series A, 5.950% due 3/15/02                                  518,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                    SECURITY                                       VALUE
==================================================================================================
Pollution Control -- 3.8% (continued)
$  800,000       Baa3*   Oneida-Herkimer Solid Waste Management Authority,
                            6.300% due 4/1/01                                         $   821,000
--------------------------------------------------------------------------------------------------
                                                                                        2,461,937
--------------------------------------------------------------------------------------------------
Public Facilities -- 1.0%
   600,000       AAA     Puerto Rico Public Buildings Authority, Public Education
                            and Health Facilities Refunding, Series K, FGIC-Insured,
                            6.000% due 7/1/01                                             618,000
--------------------------------------------------------------------------------------------------
Transportation -- 18.1%
   560,000       BBB     Guam Transportation Authority Revenue, Series A,
                            5.700% due 10/1/01                                            567,700
 2,500,000       AAA     Metropolitan Transportation Authority, New York Dedicated
                            Tax Fund, Series A, FSA-Insured, 5.250% due 4/1/10          2,518,750
 1,545,000       AA-     New York State Thruway Authority General Revenue,
                            Series E, 5.000% due 1/1/16                                 1,409,812
 1,000,000       BBB+    New York State Thruway Authority, Service Contract,
                            Local Highway and Bridges, 6.000% due 4/1/02                1,033,750
   600,000       AAA     Niagara Falls Bridge Commission Toll Revenue, Series B,
                            FGIC-Insured, 5.250% due 10/1/15                              581,250
 1,820,000       AAA     Niagara Frontier Transportation Authority, Greater Buffalo
                            International Airport, Series B, AMBAC-Insured,
                            5.750% due 4/1/04 (c)                                       1,840,475
 1,400,000       A2*     Port Authority of New York & New Jersey, Special Obligation
                            Revenue Bonds, Series 3, 3.650% due 6/1/20 (e)              1,400,000
 1,000,000       NR      Port Authority of New York & New Jersey, Revenue Bonds,
                            6.750%, due 10/1/11 (c)                                     1,055,000
   670,000       Baa1*   Syracuse COP, Hancock International Airport,
                            6.300% due 1/1/02 (c)                                         688,425
   500,000       AAA     Triborough Bridge & Tunnel Authority, Special Obligation
                            Refunding, Series A, MBIA-Insured, 6.100% due 1/1/00          500,770
--------------------------------------------------------------------------------------------------
                                                                                       11,595,932
--------------------------------------------------------------------------------------------------
Utilities -- 1.8%
 1,000,000       AAA     Long Island Power Authority, Electric System Revenue,
                            FSA-Insured, 5.000% due 12/1/15                               918,750
   250,000       AAA     New York State Power Authority Revenue & General
                            Purpose, Series Z, (Escrowed to Maturity with U.S.
                            government securities), 5.850% due 1/1/00                     250,373
--------------------------------------------------------------------------------------------------
                                                                                        1,169,123
--------------------------------------------------------------------------------------------------
Water & Sewer -- 7.8%
 1,500,000       AAA     New York City Municipal Water Financing Authority, Water
                            & Sewer System Revenue, Series B, FSA-Insured,
                            5.250% due 6/15/10                                          1,511,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                   SECURITY                                        VALUE
==================================================================================================
Water & Sewer -- 7.8% (continued)
$1,000,000       Aa1*    New York State Environmental Facility Corp., Clean Water &
                            Drinking, Series F, 5.250% due 6/15/14                     $  970,000
 1,390,000       AAA     Suffolk County Southwest Sewer District GO, MBIA-Insured,
                            6.000% due 2/1/07                                           1,476,875
 1,000,000       AAA     Suffolk County Water Authority, Waterworks Revenue,
                            MBIA-Insured, 5.100% due 6/1/09                             1,002,500
--------------------------------------------------------------------------------------------------
                                                                                        4,960,625
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENT -- 100%
                         (Cost -- $63,845,762**)                                      $63,855,950
==================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b)  Security segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   13

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------
Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A      -- Bonds which are rated "A" are considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB    -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.
NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
RIBS   -- Residual Interest Bonds
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $63,845,762)                       $63,855,950
  Cash                                                                    1,785
  Interest receivable                                                 1,056,449
  Receivable for Fund shares sold                                         4,993
  Receivable from manager                                                15,571
--------------------------------------------------------------------------------
  Total Assets                                                       64,934,748
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                      22,000
  Administration fees payable                                            17,308
  Distribution fees payable                                               1,473
  Accrued expenses                                                       40,555
--------------------------------------------------------------------------------
  Total Liabilities                                                      81,336
--------------------------------------------------------------------------------
  Total Net Assets                                                  $64,853,412
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     7,835
  Capital paid in excess of par value                                66,563,605
  Overdistributed net investment income                                  (5,079)
  Accumulated net realized loss from security transactions           (1,723,137)
  Net unrealized appreciation of investments                             10,188
--------------------------------------------------------------------------------
  Total Net Assets                                                  $64,853,412
================================================================================
Shares Outstanding:
  Class A                                                             7,235,779
  ------------------------------------------------------------------------------
  Class L                                                               598,941
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption value)                                          $8.28
  ------------------------------------------------------------------------------
  Class L *                                                               $8.27
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)       $8.45
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $8.35
================================================================================
* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   15

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                          $ 3,277,787
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                     189,247
  Administration fees (Note 2)                                          126,165
  Distribution fees (Note 2)                                            105,002
  Shareholder and system servicing fees                                  37,691
  Audit and legal                                                        36,623
  Shareholder communications                                             25,797
  Registration fees                                                      11,217
  Pricing service fees                                                   11,117
  Trustees' fees                                                          9,858
  Custody                                                                 3,553
  Other                                                                   6,274
--------------------------------------------------------------------------------
  Total Expenses                                                        562,544
  Less: Investment advisory and administration fee waivers (Note 2)     (94,853)
--------------------------------------------------------------------------------
  Net Expenses                                                          467,691
--------------------------------------------------------------------------------
Net Investment Income                                                 2,810,096
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                             14,142,960
     Cost of securities sold                                         14,597,125
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (454,165)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                3,231,584
     End of year                                                         10,188
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (3,221,396)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (3,675,561)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (865,465)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      For the Years Ended November 30,
                                                            1999            1998
======================================================================================
OPERATIONS:
  Net investment income                                  $2,810,096      $2,453,059
  Net realized gain (loss)                                 (454,165)        225,219
  Increase (decrease) in net unrealized appreciation     (3,221,396)        913,904
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations        (865,465)      3,592,182
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                  (2,809,830)     (2,444,832)
  In excess of net investment income                           --            (2,540)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                       (2,809,830)     (2,447,372)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                       19,640,773      14,963,416
  Net asset value of shares issued for
     reinvestment of dividends                            1,875,275       1,698,753
  Cost of shares reacquired                             (11,858,196)     (9,977,772)
--------------------------------------------------------------------------------------
  Increase in Net Assets From
     Fund Share Transactions                              9,657,852       6,684,397
--------------------------------------------------------------------------------------
Increase in Net Assets                                    5,982,557       7,829,207

NET ASSETS:
  Beginning of year                                      58,870,855      51,041,648
--------------------------------------------------------------------------------------
  End of year*                                          $64,853,412     $58,870,855
======================================================================================
* Includes overdistributed net investment income of:        $(5,079)        $(5,345)
======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   17

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1.  Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1999, SSBC waived $56,912 of its investment advisory fee.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1999, SSBC waived $37,941 of its administration fee.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $2,504 to Smith Barney Private Trust Company.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the year ended November 30, 1999, SSB received sales charges of $119,000 and $18,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately $3,000 for Class L shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
For the year ended November 30, 1999, total Distribution Plan fees incurred were:

                                          Class A                       Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                    $86,840                       $18,162
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

3.  Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5.  Investments

For the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

========================================================
Purchases                                    $22,056,754
--------------------------------------------------------
Sales                                         14,142,960
========================================================

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                        $ 905,698
Gross unrealized depreciation                         (895,510)
---------------------------------------------------------------
Net unrealized appreciation                          $  10,188
===============================================================

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
6.  Capital Loss Carryforward

At November 30, 1999, the Fund had, for Federal income tax purposes, approximately $1,723,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                              2002          2003         2004         2007
================================================================================
Carryforward Amounts        $856,000      $337,000     $76,000      $454,000
================================================================================

7.  Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At November 30, 1999, total paid-in capital amounted to the following for each class:

                                    Class A                        Class L
===========================================================================
Total Paid-in Capital             $61,404,000                    $5,167,440
===========================================================================

Transactions in shares of each class were as follows:

                                        Year Ended                     Year Ended
                                    November 30, 1999              November 30, 1998
                                 ------------------------         ------------------------
                                  Shares         Amount            Shares         Amount
==========================================================================================
Class A
Shares sold                     2,067,594     $17,655,669       1,430,450     $12,454,137
Shares issued on reinvestment     201,079       1,710,081         183,973       1,597,366
Shares reacquired              (1,270,139)    (10,724,174)     (1,065,095)     (9,271,847)
------------------------------------------------------------------------------------------
Net Increase                      998,534      $8,641,576         549,328      $4,779,656
==========================================================================================
Class L*
Shares sold                       228,446      $1,985,104         288,386      $2,509,279
Shares issued on reinvestment      19,436         165,194          11,668         101,387
Shares reacquired                (133,953)     (1,134,022)        (81,355)       (705,925)
------------------------------------------------------------------------------------------
Net Increase                      113,929      $1,016,276         218,699      $1,904,741
==========================================================================================
* On June 12, 1998, Class C shares were renamed as Class L shares

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30:


Class A Shares                                     1999(1)       1998      1997       1996        1995
========================================================================================================
Net Asset Value, Beginning of Year                  $8.76       $8.57      $8.47      $8.48       $7.80
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.38        0.40       0.41       0.41        0.41
  Net realized and unrealized gain (loss)           (0.48)       0.19       0.10      (0.01)       0.68
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.10)       0.59       0.51       0.40        1.09
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.38)      (0.40)     (0.41)     (0.41)      (0.41)
--------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.38)      (0.40)     (0.41)     (0.41)      (0.41)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $8.28       $8.76      $8.57      $8.47       $8.48
--------------------------------------------------------------------------------------------------------
Total Return                                        (1.18)%      7.01%      6.23%      4.85%      14.31%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $59,896     $54,624    $48,759    $49,355     $52,568
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        0.73%       0.70%      0.67%      0.66%       0.65%
  Net investment income                              4.47        4.59       4.83       4.86        5.01
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                23%         53%        52%        67%         --
========================================================================================================

(1)  Per share amounts have been calculated using the average shares method.
(2) The investment adviser has waived all or part of its fees for the five years ended November 30, 1999. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases to              Expense Ratios
                    Net Investment Income             Without Fee Waivers
              -------------------------------    -------------------------------
              1999    1998  1997  1996   1995    1999   1998  1997  1996   1995
              ----    ----  ----  ----   ----    ----   ----  ----  ----   ----
Class A       $0.01  $0.02 $0.03 $0.04  $0.03    0.88%  0.89% 0.98% 1.08%  0.97%

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30:


Class L Shares                            1999(1)   1998(2)     1997         1996       1995(3)
===============================================================================================
Net Asset Value, Beginning of Year       $ 8.76     $ 8.57     $ 8.47       $ 8.48     $  7.87
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income(4)                   0.37       0.38       0.39         0.39        0.38
Net realized and unrealized gain (loss)   (0.50)      0.19       0.10        (0.01)       0.61
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (0.13)      0.57       0.49         0.38        0.99
-----------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                     (0.36)     (0.38)     (0.39)       (0.39)      (0.38)
-----------------------------------------------------------------------------------------------
Total Distributions                       (0.36)     (0.38)     (0.39)       (0.39)      (0.38)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 8.27     $ 8.76     $ 8.57       $ 8.47     $  8.48
-----------------------------------------------------------------------------------------------
Total Return                              (1.49)%     6.79%      6.00%        4.64%      13.01%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $4,957     $4,247     $2,283       $1,192        $393
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses(4)                                0.92%      0.89%      0.89%        0.88%       0.86%+
Net investment income                      4.28       4.38       4.61         4.64        4.74+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      23%        53%        52%          67%         --
===============================================================================================

(1) Per share amounts have been calculated using the average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from December 5, 1994 (inception date) to November 30, 1995.
(4) The investment adviser has waived all or part of its fees for the four years ended November 30, 1999 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                Per Share Decreases to                 Expense Ratios
                Net Investment Income                Without Fee Waivers
           --------------------------------     -------------------------------
           1999   1998   1997  1996    1995     1999    1998  1997  1996   1995
           ----   ----   ----  ----    ----     ----    ----  ----  ----   ----
Class L   $0.01  $0.01  $0.03  $0.02  $0.03     1.07%   1.09% 1.20% 1.30% 1.19%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

 . 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") of Smith Barney Investment Trust as of November 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity New York Municipals Fund of Smith Barney Investment Trust as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG LLP

New York, New York
January 14, 2000

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

[LOGO OF SALOMON SMITH BARNEY]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney
Intermediate Maturity
New York Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com/mutualfunds

FD0311 1/00






                               [GRAPHIC OMITTED]

                             Smith Barney
                             S&P 500
                             Index Fund

                             -------------
                             ANNUAL REPORT
                             -------------

                             November 30, 1999

                             [LOGO] Smith Barney
                                    Mutual Funds

             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

Smith Barney
S&P 500
Index Fund

[PHOTO OMITTED]

Heath B. McLendon

Chairman

[PHOTO OMITTED]

Sandip A. Bhagat, CFA

Vice President and Investment Officer

[PHOTO OMITTED]

John Lau

Investment Officer

Dear Shareholder:

We are pleased to provide the annual report of the Smith Barney S&P 500 Index Fund ("Fund") for the year ended November 30, 1999.(1) We hope you find this report useful and informative. In this report we summarize the period's prevailing economic and market conditions. A detailed summary of performance and current holdings in the Fund can be found in the appropriate sections that follow.

Investment Objective and Performance Update

The Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), (2) which is representative of the U.S. stock market. (The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.)

The Fund is designed to provide reliable exposure to the large-cap segment of the U.S. market through a broadly diversified portfolio structure of common stocks that is comparable to the S&P 500 Index in terms of sector weightings and market capitalization. The average annual total returns for the year ended November 30, 1999 for its Class A and D shares were 19.96% and 20.29%, respectively, compared with the 20.89% for the S&P 500 Index over the same period.

----------

(1) The Smith Barney S&P 500 Index Fund's fiscal year end was changed to December 31.

(2) Standard & Poor's, "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's, a division of the McGraw Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                1

Financial Markets Overview

The U.S. stock market has continued its historically unprecedented rise. We observed in our report last year that low interest rates and favorable money flows were the dominant influences on market performance. While interest rates have gone up this year, their adverse impact on stock prices has been more than offset by strong earnings growth in 1999 and money flows into the stock market continue to be robust.

In our view, the most persuasive argument for the strength of the stock market is the significant gain in productivity. According to statistics compiled by the Bureau of Labor Statistics, the ratio of productivity growth to output growth has been above the historical norm in four out of the last six years -- often by wide margins.

The magnitude and duration of this long bull market in stocks is unparalleled as evidenced by the historically high price/earnings ratios for many large-cap stocks. (The price/earnings ratio is the price of a stock divided by its earnings per share.)

The breadth of the current market run is also worth noting. Last year, 50% of "momentum" stocks in the top quartile were in either the technology or telecommunications sectors. This year, that figure is approximately 70%. The strong U.S. stock market is, in fact, segmented into the haves and have-nots. While the S&P 500 Index has advanced by nearly 21% in the twelve months ended November 30, 1999, the NASDAQ 100 Index has risen by over 90%. (The NASDAQ 100 Index is a modified capitalization-weighted index comprised of 100 of the largest non-financial companies listed on the National Market tier of the NASDAQ stock market.)

On the other hand, the Russell 2000 Index of smaller companies has gained only 15%. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on a total market capitalization which represents approximately 98% of the investable U.S. equity market.)


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Thank you for investing in the Smith Barney S&P 500 Index Fund. We look forward to helping you pursue your financial goals in the next century.

Sincerely,


/s/ Heath B. McLendon                  /s/ Sandip A. Bhagat

Heath B. McLendon                      Sandip A. Bhagat, CFA
Chairman                               Vice President
                                       and Investment Officer


/s/ John Lau

John Lau
Investment Officer

December 22, 1999


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                3

--------------------------------------------------------------------------------
Historical Performance - Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        -----------------
                        Beginning    End     Income   Capital Gain    Total
Year Ended               of Year   of Year  Dividend  Distribution   Returns+
================================================================================
11/30/99                 $11.98     $14.24    $0.06       $0.07       19.96%
--------------------------------------------------------------------------------
Inception*-11/30/98       10.00      11.98     0.00        0.00       19.80++
================================================================================
Total                                         $0.06       $0.07
================================================================================

--------------------------------------------------------------------------------
Historical Performance - Class D Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        -----------------
                        Beginning    End     Income   Capital Gain    Total
Year Ended               of Year   of Year  Dividend  Distribution   Returns+
================================================================================
11/30/99                 $11.99     $14.28    $0.07       $0.07       20.29%
--------------------------------------------------------------------------------
Inception*-11/30/98       11.00      11.99     0.00        0.00        9.00++
================================================================================
Total                                         $0.07       $0.07
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                     Class A     Class D
================================================================================
Year Ended 11/30/99                                   19.96%      20.29%
--------------------------------------------------------------------------------
Inception* through 11/30/99                           21.01       22.72
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

================================================================================
Class A (Inception* through 11/30/99)                             43.71%
--------------------------------------------------------------------------------
Class D (Inception* through 11/30/99)                             31.11
================================================================================

* Inception dates for Class A and D shares are January 5, 1998 and August 4, 1998, respectively.

+     Assumes reinvestment of all dividends and capital gain distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================
COMMON STOCK -- 99.7%

Auto & Transportation -- 2.0%
       3,085    AMR Corp.*                                        $    187,799
       9,526    Burlington Northern Santa Fe Corp.                     276,254
       1,534    Cooper Tire & Rubber Co.                                23,010
       4,481    CSX Corp.                                              159,356
         886    Cummins Engine Co., Inc.                                35,883
       3,400    Dana Corp.                                              94,350
       2,862    Delta Air Lines, Inc.                                  140,953
       1,479    Eaton Corp.                                            114,530
       6,078    FDX Corp.*                                             256,416
         670    Fleetwood Enterprises, Inc.                             14,070
      24,782    Ford Motor Co.                                       1,251,491
      13,220    General Motors Corp.                                   951,840
       3,632    Genuine Parts Co.                                       93,524
       3,182    The Goodyear Tire & Rubber Co.                         107,392
       1,815    ITT Industries, Inc.                                    63,298
       1,732    Johnson Controls Inc.                                   94,394
       2,282    Kansas City Southern Industries, Inc.                  135,922
       1,371    Navistar International Corp.                            50,984
       7,765    Norfolk Southern Corp.                                 165,977
       1,623    Paccar, Inc.                                            66,746
       1,298    Ryder Systems, Inc.                                     29,286
       1,330    Snap-On, Inc.                                           40,233
      10,336    Southwest Airlines Co.                                 168,606
       1,308    The Timken Co.                                          25,016
       2,503    TRW, Inc.                                              130,625
       5,103    Union Pacific Resources                                 66,658
       1,485    US Airways Group, Inc.*                                 41,487
--------------------------------------------------------------------------------
                                                                     4,786,100
--------------------------------------------------------------------------------

Consumer Discretionary -- 14.3%
       1,137    Alberto Culver Co., Class B Shares                      29,917
       8,612    Albertsons, Inc.                                       275,046
       1,411    American Greetings Corp., Class A Shares                33,247
       3,094    Autozone, Inc.*                                         85,278
       5,330    Avon Products, Inc.                                    194,212
       2,840    Bed Bath & Beyond Inc.*                                 88,750
       4,159    Best Buy Co., Inc.*                                    259,937
       1,925    Brunswick Corp.                                         41,989
      12,594    Carnival Corp.                                         555,710
      15,622    CBS Corp.                                              812,357
      14,768    Cendant Corp.*                                         244,595
       4,115    Circuit City Stores - Circuit City Group               199,577
       6,911    Clear Channel Communications Inc.*                     555,472
       4,814    Clorox Co.                                             214,524
      11,965    Colgate Palmolive Co.                                  656,579
      15,363    Comcast Corp., Class A Shares                          694,216

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================
Consumer Discretionary -- 14.3% (continued)
       2,269    Consolidated Stores Corp.*                        $     35,737
       4,540    Costco Cos., Inc.                                      416,261
       8,033    CVS Corp.                                              318,810
       2,718    Darden Restaurants, Inc.                                48,414
       9,063    Dayton-Hudson Corp.                                    639,508
       1,547    Deluxe Corp.                                            40,512
       2,186    Dillard, Inc., Class A Shares                           41,261
       4,644    Dollar General Corp.                                   113,778
       1,854    Dow Jones & Co., Inc.                                  112,399
       3,301    Dun & Bradstreet Corp.                                  89,127
       6,495    Eastman Kodak Co.                                      401,878
       4,262    Federated Department Stores, Inc.*                     200,580
       5,737    Gannett Co.                                            410,554
      17,566    The Gap, Inc.                                          711,423
      22,241    The Gillette Co.                                       893,810
         742    The Great Atlantic & Pacific Tea Co., Inc.              18,875
       1,437    Harcourt General, Inc.                                  47,601
       2,649    Harrah's Entertainment, Inc.*                           73,179
       4,014    Hasbro, Inc.                                            86,552
       5,317    Hilton Hotels Corp.                                     53,502
      30,408    Home Depot, Inc.                                     2,404,133
       2,966    Ikon Office Solutions Inc.                              19,835
       2,206    International Flavors & Fragrances, Inc.                81,208
       5,758    The Interpublic Group of Cos., Inc.                    270,626
       5,424    J.C. Penney Co., Inc.                                  121,023
         641    Jostens, Inc.                                           11,778
      10,911    Kimberly-Clark Corp.                                   696,940
      10,201    KMart Corp.*                                           101,372
       1,672    Knight Ridder, Inc.                                     91,229
       3,324    Kohl's Corp.*                                          239,951
      17,056    Kroger Co.*                                            363,506
       4,389    The Limited, Inc.                                      186,258
       1,234    Liz Claiborne, Inc.                                     46,198
         840    Longs Drug Stores Corp.                                 21,105
       7,820    Lowe's Cos., Inc.                                      389,534
       5,112    Marriott International Inc., Class A Shares            166,460
       8,580    Mattel, Inc.                                           122,801
       6,877    May Department Stores Co.                              231,239
       1,776    Maytag Corp.                                            84,693
      27,759    McDonald's Corp.                                     1,249,155
       4,044    McGraw Hill, Inc.                                      229,244
       1,050    Meredith Corp.                                          39,703
       4,001    Mirage Resorts, Inc.                                    51,263
         857    National Service Industries, Inc.                       25,335
       3,576    The New York Times Co., Class A Shares                 137,453
       5,746    Newell Co.                                             188,541
       5,743    Nike Inc., Class B Shares                              264,178

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================
Consumer Discretionary -- 14.3% (continued)
       2,890    Nordstrom, Inc.                                   $     80,378
       7,719    Office Depot, Inc.*                                     85,874
       3,633    Omnicom Group, Inc.                                    320,158
       3,320    Pactiv Corp.*                                           34,030
         998    The Pep Boys - Manny, Moe & Jack                         9,668
         874    Polaroid Corp.                                          16,825
      27,234    The Procter & Gamble Co.                             2,941,272
       2,641    R.R. Donnelley & Sons Co.                               63,384
       1,061    Reebok International Ltd.*                               9,549
       5,365    Rite Aid Corp.                                          40,573
         764    Russell Corp.                                            9,980
       7,793    Sears Roebuck & Co.                                    266,423
       5,502    Service Corp.                                           41,609
         362    Springs Industries, Inc.                                14,480
       9,547    Staples, Inc.*                                         224,355
       2,882    Supervalu, Inc.                                         56,019
       3,946    Tandy Corp.                                            302,362
      26,514    Time Warner, Inc.                                    1,635,582
       1,233    Times Mirror Corp., Class A Shares                      79,606
       6,509    TJX Cos., Inc.                                         170,454
       5,111    Toys 'R' Us, Inc.*                                      89,443
       4,875    Tribune Co.                                            234,305
       3,134    Tricon Global Restaurants, Inc.*                       130,061
       1,193    Tupperware Corp.                                        21,250
      10,346    U.S. West Media Group Inc.*                            642,099
      11,735    Unilever NV                                            638,824
       2,464    VF Corp.                                                73,612
      14,268    Viacom, Inc., Class B Shares*                          709,833
      20,569    Walgreen Co.                                           599,072
      91,249    Wal-Mart Stores, Inc.                                5,258,224
      42,254    Walt Disney Co.                                      1,177,830
         196    Water Pik Technologies, Inc.*                            1,450
       2,440    Wendy's International, Inc.                             53,833
       1,541    Whirlpool Corp.                                         94,001
       3,005    Winn-Dixie Stores Inc.                                  78,693
--------------------------------------------------------------------------------
                                                                    33,735,039
--------------------------------------------------------------------------------

Consumer Staples -- 4.8%
         738    Adolph Coors Co., Class B Shares                        36,715
       9,587    Anheuser-Busch Co., Inc.                               717,227
      12,729    Archer-Daniels-Midland Co.                             158,317
       5,698    Bestfoods                                              312,322
       1,400    Brown-Forman Corp., Class B Shares                      87,762
       8,914    Campbell Soup Co.                                      397,787
      50,618    The Coca-Cola Co.                                    3,407,224
       8,722    Coca-Cola Enterprises Inc.                             184,797
       9,962    ConAgra, Inc.                                          240,333
       3,445    Fortune Brands, Inc.                                   117,776

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Consumer Staples -- 4.8% (continued)
       6,282    General Mills, Inc.                               $    236,753
       7,320    H.J. Heinz Co.                                         306,525
       2,881    Hershey Foods Corp.                                    141,529
       8,314    Kellogg Co.                                            281,637
       2,208    Loews Corp.                                            141,312
       6,762    Nabisco Group Holdings Corp.                            78,186
      29,981    PepsiCo, Inc.                                        1,036,218
      48,979    Phillip Morris Cos., Inc.                            1,288,760
       2,759    Quaker Oats Co.                                        180,025
       6,669    Ralston-Purina Group                                   197,986
      10,478    Safeway, Inc.*                                         386,376
      18,506    Sara Lee Corp.                                         448,771
       8,871    Seagram Co., Ltd.                                      386,443
       6,771    Sysco Corp.                                            257,721
       3,577    UST, Inc.                                               95,238
       2,381    Wm. Wrigley Jr. Co.                                    198,069
--------------------------------------------------------------------------------
                                                                    11,321,809
--------------------------------------------------------------------------------

Finance -- 14.5%
       5,455    AFLAC Inc.                                             261,158
      16,390    Allstate Corp.                                         429,213
       9,213    American Express Co.                                 1,394,042
       5,106    American General Corp.                                 374,334
      31,740    American International Group, Inc.                   3,277,155
       8,017    AmSouth Bancorporation                                 180,884
       5,250    Aon Corp.                                              187,359
      14,961    Associates First Capital Corp.*                        497,453
      35,405    Bank of America Corp.                                2,071,193
      15,099    The Bank of New York Co., Inc.                         602,073
      24,073    Bank One Corp.                                         848,573
       6,577    BB&T Corp.                                             211,286
       2,506    Bear Stearns Cos. Inc.                                 102,276
       4,041    Capital One Financial Corp.                            188,159
      16,791    Charles Schwab Corp.                                   637,009
      17,062    Chase Manhattan Corp.                                1,318,039
       3,618    Chubb Corp.                                            193,789
       3,819    CIGNA Corp.                                            314,112
       3,363    Cincinnati Financial Corp.                             112,660
      69,258    Citigroup Inc.                                       3,731,275
       3,201    Comerica, Inc.                                         169,653
       6,753    Conseco, Inc.                                          136,748
       2,351    Countrywide Credit Industries, Inc.                     66,122
       2,991    Equifax, Inc.                                           74,027
      21,030    Fannie Mae                                           1,401,124
       6,194    Fifth Third Bancorp                                    433,580
      19,586    First Union Corp.                                      757,733
      20,212    Firstar Corp.                                          525,512

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Finance -- 14.5% (continued)
      18,909    FleetBoston Financial Corp.                       $    714,997
       5,145    Franklin Resources, Inc.                               161,746
      14,267    Freddie Mac                                            704,433
       1,122    Golden West Financial Corp.                            113,252
       2,013    H&R Block, Inc.                                         86,559
       4,635    Hartford Financial Services, Inc.                      216,397
       9,795    Household International, Inc.                          387,515
       4,709    Huntington Bancshares Inc.                             130,380
       3,602    J.P. Morgan & Co., Inc.                                473,663
       2,166    Jefferson Pilot Corp.                                  147,017
       9,198    Keycorp                                                248,346
       2,467    Lehman Brothers Holdings, Inc.                         188,417
       4,065    Lincoln National Corp.                                 169,460
       5,403    Marsh & McLennan Cos., Inc.                            424,811
       2,037    MBIA, Inc.                                             101,850
      16,457    MBNA Corp.                                             415,539
      10,557    Mellon Financial Corp.                                 384,671
       7,576    Merrill Lynch & Co., Inc.                              610,815
       2,254    MGIC Investment Corp.                                  127,351
      11,706    Morgan Stanley Dean Witter & Co.                     1,412,036
      12,699    National City Corp.                                    316,681
       2,298    Northern Trust Corp.                                   222,475
       2,983    PaineWebber Group, Inc.                                116,896
       5,068    Paychex, Inc.                                          202,403
       1,752    Pinnacle West Capital Corp.                             58,145
       6,225    PNC Bank Corp.                                         347,044
       1,486    Progressive Corp.                                      119,716
       2,913    Providian Financial Corp.                              230,491
       4,606    Regions Financial Corp.                                126,377
       2,133    Republic New York Corp.                                150,776
       2,728    SAFECO Corp.                                            64,620
       3,276    SLM Holding Corp.                                      162,367
       3,449    SouthTrust Corp.                                       133,864
       4,678    St. Paul Cos.                                          141,217
       3,319    State Street Corp.                                     243,739
       3,644    Summit Bancorp                                         118,886
       6,606    Suntrust Banks, Inc.                                   461,594
       5,555    Synovus Financial Corp.                                111,100
       2,517    T. Rowe Price Associates                                90,612
       2,697    Torchmark Corp.                                         85,630
      15,031    U.S. Bancorp                                           513,872
       2,954    Union Planters Corp.                                   125,914
       4,923    UnumProvident Corp.                                    160,305
       4,149    Wachovia Corp.                                         321,288
      11,865    Washington Mutual, Inc.                                344,085
      33,789    Wells Fargo & Co.                                    1,571,189
--------------------------------------------------------------------------------
                                                                    34,257,082
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Health Care -- 10.5%
      31,216    Abbott Laboratories                               $  1,186,208
       3,078    AETNA, Inc.                                            168,136
       1,361    Allergan, Inc.                                         133,888
       2,079    Alza Corp.*                                             89,787
      26,795    American Home Products Corp.                         1,393,340
       1,285    Amgen, Inc.*                                            58,548
       1,196    Bausch & Lomb, Inc.                                     65,556
       5,978    Baxter International, Inc.                             403,889
       5,097    Becton Dickinson & Co.                                 138,893
       2,294    Biomet, Inc.                                            72,691
       8,510    Boston Scientific Corp.*                               179,774
      40,727    Bristol-Myers Squibb & Co.                           2,975,616
       1,032    C.R. Bard, Inc.                                         56,050
       5,585    Cardinal Health, Inc.                                  292,165
      11,528    Columbia/HCA Healthcare Corp.                          314,138
      22,406    Eli Lilly & Co.                                      1,607,631
       6,202    Guidant Corp.                                          310,100
       8,581    HealthSouth Corp.*                                      48,804
       3,525    Humana, Inc.                                            24,675
       6,429    IMS Health, Inc.                                       151,483
      27,562    Johnson & Johnson                                    2,859,558
       1,482    Mallinckrodt, Inc.                                      49,277
       2,189    Manor Care, Inc.                                        43,917
       5,744    McKesson HBOC, Inc.                                    134,266
      24,055    Medtronic, Inc.                                        935,138
      48,085    Merck & Co., Inc.                                    3,774,673
       2,098    PE Corp.-PE Biosystems Group                           171,249
      79,451    Pfizer, Inc.                                         2,875,133
      10,400    Pharmacia & Upjohn, Inc.                               568,750
       2,353    Quintiles Transnational*                                51,913
      30,113    Schering Plough Corp.                                1,539,527
       1,760    St. Jude Medical, Inc.                                  46,750
       6,402    Tenet Healthcare Corp.                                 142,845
       3,557    United Healthcare Corp.                                184,742
      17,527    Warner-Lambert Co.                                   1,571,953
       1,955    Watson Pharmaceuticals, Inc.*                           72,702
       1,354    WellPoint Health Networks, Inc.*                        77,940
--------------------------------------------------------------------------------
                                                                    24,771,705
--------------------------------------------------------------------------------

Integrated Oil -- 5.0%
       1,861    Amerada Hess Corp.                                     107,822
       1,496    Ashland, Inc.                                           50,490
       6,620    Atlantic Richfield Co.                                 638,003
      13,448    Chevron Corp.                                        1,190,988
      49,775    Exxon Corp.                                          3,947,780

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Integrated Oil -- 5.0% (continued)
       1,790    Kerr-McGee Corp.                                  $    102,478
      16,052    Mobil Oil Corp.                                      1,674,424
       7,134    Occidental Petroleum Corp.                             156,502
       5,178    Phillips Petroleum Co.                                 247,573
      43,958    Royal Dutch Petroleum Co.                            2,549,564
       1,900    Sunoco, Inc.                                            48,569
      11,316    Texaco, Inc.                                           689,569
       3,094    Tosco Corp.                                             83,731
       4,984    Unocal Corp.                                           165,407
       6,306    USX Marathon Group, Inc.                               166,715
--------------------------------------------------------------------------------
                                                                    11,819,615
--------------------------------------------------------------------------------

Materials & Processing -- 3.2%
       4,690    Air Products and Chemicals, Inc.                       151,839
       4,648    Alcan Aluminium Ltd.                                   158,032
       1,966    Allegheny Technologies, Inc.                            49,531
         836    Armstrong World Industries, Inc.                        28,006
       2,337    Avery Dennison Corp.                                   138,759
         612    Ball Corp.                                              22,759
       7,966    Barrick Gold Corp.*                                    143,388
       1,036    Bemis, Inc.                                             32,634
       2,700    Bethlehem Steel Corp.*                                  16,875
       1,762    Black & Decker Corp.                                    79,070
       1,163    Boise Cascade Corp.                                     40,269
       1,985    Champion International Corp.                           110,043
      12,847    Conoco Inc.                                            336,452
       2,488    Crown Cork & Seal Co., Inc.                             50,693
       4,513    Dow Chemical Corp.                                     528,585
      21,376    E.I. du Pont de Nemours & Co.                        1,270,579
       1,584    Eastman Chemical Co.                                    61,578
       2,674    Ecolab, Inc.                                            92,587
       2,546    Engelhard Corp.                                         42,805
         658    FMC Corp.*                                              31,913
       4,538    Fort James Corp.                                       130,468
       3,352    Freeport-McMoRan Copper & Gold, Inc.                    53,004
       3,505    Georgia Pacific Corp.                                  139,543
       1,176    Great Lakes Chemical Corp.                              39,029
       2,199    Hercules, Inc.                                          52,226
       5,455    Homestake Mining Co.                                    45,004
       3,920    Inco Ltd.                                               72,030
       8,490    International Paper Co.                                443,072
       3,991    Leggett & Platt, Inc.                                   85,557
       2,111    Louisiana Pacific Corp.                                 25,860
       9,122    Masco Corp.                                            230,331
       2,089    Mead Corp.                                              74,551

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Materials & Processing -- 3.2% (continued)
      12,977    Monsanto Co.                                      $    547,467
       3,388    Newmont Mining Corp.                                    80,253
       1,786    Nucor Corp.                                             90,081
       1,148    Owens Corning                                           18,081
       3,149    Owens-Illinois, Inc.*                                   75,379
       1,591    Phelps Dodge Corp.                                      82,750
       6,727    Placer Dome, Inc.                                       76,520
         587    Potlatch Corp.                                          23,737
       3,547    PPG Industries, Inc.                                   207,721
       3,248    Praxair, Inc.                                          144,942
       1,297    Reynolds Metals Co.                                     81,144
       4,464    Rohm & Haas Co.                                        163,494
       1,718    Sealed Air Corp.*                                       80,746
       3,481    Sherwin-Williams Co.                                    74,624
       2,083    Sigma Aldrich Corp.                                     59,626
       1,848    The Stanley Works                                       57,519
       1,127    Temple-Inland, Inc.                                     64,521
       2,739    Union Carbide Corp.                                    160,232
       1,818    USX-U.S. Steel Group, Inc.                              46,018
       2,053    Vulcan Materials Co.                                    82,633
       1,572    W.R. Grace & Co.*                                       21,419
       2,064    Westvaco Corp.                                          62,307
       4,847    Weyerhaeuser Co.                                       296,879
       2,282    Willamette Industries, Inc.                             94,418
       1,950    Worthington Industries, Inc.                            31,200
--------------------------------------------------------------------------------
                                                                     7,500,783
--------------------------------------------------------------------------------

Other Energy -- 0.8%
       2,628    Anadarko Petroleum Corp.                                79,168
       2,326    Apache Corp.                                            83,300
       6,701    Baker Hughes, Inc.                                     169,200
       4,456    Burlington Resources, Inc.                             149,833
       9,037    Halliburton Co.                                        349,619
         977    Helmerich & Payne, Inc.                                 22,105
       1,345    McDermott International, Inc.                           11,517
         148    NACCO Industries, Inc., Class A Shares                   7,169
       1,648    Rowan Cos., Inc.*                                       28,222
      11,234    Schlumberger Ltd.                                      674,742
       5,095    Union Pacific Corp.                                    239,783
--------------------------------------------------------------------------------
                                                                     1,814,658
--------------------------------------------------------------------------------

Producer Durables -- 7.7%
       7,513    Alcoa Inc.                                             492,101
       3,848    Allied Waste Industries*                                31,265
      11,300    AlliedSignal, Inc.                                     675,881
       2,246    The B.F. Goodrich Co.                                   50,675

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Producer Durables -- 7.7% (continued)
      19,665    Boeing Co.                                        $    802,578
         474    Briggs & Stratton Corp.                                 25,329
       7,276    Caterpillar Inc.                                       337,424
       1,193    Centex Corp.                                            28,334
       1,931    Cooper Industries, Inc.                                 82,912
       5,007    Corning, Inc.                                          469,093
       1,405    Crane Co.                                               25,817
       2,897    Danaher Corp.                                          142,315
       4,802    Deere & Co.                                            206,186
      11,563    Delphi Automotive Systems Corp.                        182,117
       4,268    Dover Corp.                                            185,125
       8,899    Emerson Electric Co.                                   507,243
       1,566    Fluor Corp.                                             65,870
         904    Foster Wheeler Corp.                                     9,210
       4,061    General Dynamics Corp.                                 209,395
      67,244    General Electric Co.                                 8,741,720
       2,617    Honeywell, Inc.                                        292,940
       5,125    Illinois Tool Works, Inc.                              331,844
       3,398    Ingersoll-Rand Co.                                     164,591
         949    Kaufman & Broad Home Corp.                              20,997
       6,943    Laidlaw, Inc.                                           42,526
       8,132    Lockheed Martin Corp.                                  161,624
         819    Milacron, Inc.                                          11,927
         911    Millipore Corp.                                         29,892
       8,264    Minnesota Mining & Manufacturing Co.                   789,729
       1,413    Northrop Grumman Corp.                                  79,393
       2,594    Pall Corp.                                              60,797
         912    Pulte Corp.                                             18,297
       6,950    Raytheon Co.                                           213,278
       3,925    Rockwell International Corp.                           194,778
       3,090    Textron, Inc.                                          219,583
       3,236    Thermo Electron Corp.*                                  48,540
       1,152    Thomas & Betts Corp.                                    47,232
      34,306    Tyco International Ltd.                              1,374,384
       9,877    United Technologies Corp.                              558,051
       1,907    W.W. Grainger, Inc.                                     89,867
      12,729    Waste Management, Inc.                                 206,846
--------------------------------------------------------------------------------
                                                                    18,227,706
--------------------------------------------------------------------------------

Technology -- 26.2%
       7,310    3Com Corp.*                                            291,029
       2,490    Adobe Systems, Inc.                                    171,032
       3,026    Advanced Micro Devices, Inc.*                           85,484
      45,439    America Online, Inc.*                                3,302,847
       3,537    Analog Devices, Inc.*                                  203,156
       1,736    Andrew Corp.*                                           24,195
       3,292    Apple Computer, Inc.*                                  322,204

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Technology -- 26.2% (continued)
       7,702    Applied Materials, Inc.*                          $    750,464
       1,217    Autodesk, Inc.                                          35,673
      12,664    Automatic Data Processing Inc.                         625,285
       4,891    BMC Software, Inc.*                                    356,126
       3,545    Cabletron Systems, Inc.*                                81,313
       2,929    Ceridian Corp.*                                         63,340
      66,639    Cisco Systems, Inc.*                                 5,943,366
       1,300    Citrix Systems, Inc.*                                  123,337
      34,837    Compaq Computer Corp.                                  851,343
      11,004    Computer Associates International, Inc.*               715,260
       3,292    Computer Sciences Corp.                                214,803
       7,307    Compuware Corp.*                                       247,068
       1,428    Comverse Technology, Inc.*                             172,609
      52,074    Dell Computer Corp.*                                 2,239,182
      10,108    Electronic Data Systems Corp.                          650,071
      20,766    EMC Group Inc.*                                      1,735,260
       8,778    First Data Corp.                                       379,648
       6,411    Gateway 2000, Inc.*                                    489,640
       3,554    General Instrument Corp.*                              232,787
      15,771    Global Crossing Ltd.*                                  688,010
      20,772    Hewlett-Packard Co.                                  1,970,744
      67,825    Intel Corp.                                          5,201,330
      37,085    International Business Machines Corp.                3,822,073
       1,797    KLA-Tencor Corp.*                                      151,959
       2,651    Lexmark International Group                            220,033
       3,039    LSI Logic Corp.*                                       183,670
      62,812    Lucent Technologies, Inc.                            4,589,202
      12,432    MediaOne Group, Inc.*                                  985,236
       5,127    Micron Technology, Inc.                                344,150
     104,629    Microsoft Corp.*                                     9,526,143
       3,300    Molex, Inc.                                            167,063
      12,451    Motorola, Inc.                                       1,422,527
       3,450    National Semiconductor Corp.*                          146,625
       1,510    Network Appliance, Inc.*                               177,708
      27,195    Nortel Networks Corp.                                2,012,430
       6,835    Novell, Inc.*                                          133,710
      29,517    Oracle Corp.*                                        2,001,622
       5,484    Parametric Technology, Inc.*                           124,418
       2,215    Parker-Hannifin Corp.                                  104,243
       5,022    PeopleSoft, Inc.*                                       94,476
         959    PerkinElmer, Inc.                                       39,439
       5,477    Pitney Bowes, Inc.                                     262,554
       3,293    QUALCOMM, Inc.*                                      1,193,095
       1,569    Scientific-Atlanta, Inc.                                91,492
       4,276    Seagate Technology, Inc.*                              158,212

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Technology -- 26.2% (continued)
         519    Shared Medical Systems Corp.                      $     22,706
       3,761    Silicon Graphics, Inc.*                                 35,494
       5,521    Solectron Corp.*                                       454,792
      15,864    Sun Microsystems, Inc.*                              2,098,014
         989    Tektronix, Inc.                                         33,626
         561    Teledyne Technologies, Inc.*                             4,951
       8,015    Tellabs, Inc.*                                         519,973
       3,505    Teradyne, Inc.*                                        152,687
      16,096    Texas Instruments, Inc.                              1,546,222
       6,258    Unisys Corp.*                                          179,918
      13,632    Xerox Corp.                                            368,916
       3,253    Xilinx, Inc.*                                          291,144
--------------------------------------------------------------------------------
                                                                    61,827,129
--------------------------------------------------------------------------------

Utilities -- 10.7%
       2,138    Adaptec, Inc.*                                         115,185
       3,082    ADC Telecommunications, Inc.*                          164,309
       4,239    AES Corp.*                                             245,597
       6,244    ALLTEL Corp.                                           540,106
       2,847    Ameren Corp.                                            98,577
       3,968    American Electric Power, Inc.                          124,496
      65,511    AT&T Corp.                                           3,660,427
      31,836    Bell Atlantic Corp.                                  2,015,617
      38,636    BellSouth Corp.                                      1,784,500
       3,267    Carolina Power & Light Co.                              98,418
       4,415    Central & Southwest Corp.                               88,300
       2,868    CenturyTel, Inc.                                       131,928
       3,284    Cinergy Corp.                                           83,126
       2,423    CMS Energy Corp.                                        80,565
       4,347    Coastal Corp.                                          153,232
       1,679    Columbia Energy Group                                  105,357
       4,517    Consolidated Edison, Inc.                              155,836
       1,969    Consolidated Natural Gas Co.                           126,262
       3,094    Constellation Energy Group                              91,080
       3,959    Dominion Resources, Inc.                               179,640
       2,978    DTE Energy Co.                                          98,460
       7,461    Duke Energy Corp.                                      378,179
         545    Eastern Enterprises                                     30,929
       7,092    Edison International                                   187,938
       4,651    El Paso Energy Corp.                                   179,063
      14,656    Enron Corp.                                            557,844
       5,086    Entergy Corp.                                          140,183
       4,748    FirstEnergy Corp.                                      110,688
       1,989    Florida Progress Corp.                                  85,030
       3,694    FPL Group, Inc.                                        161,612
       2,607    GPU, Inc.                                               83,424

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

     SHARES                  SECURITY                                   VALUE
================================================================================

Utilities -- 10.7% (continued)
      20,111    GTE Corp.                                         $  1,468,103
      38,407    MCI WorldCom, Inc.*                                  3,175,779
       2,387    New Century Energies Inc.                               75,041
       7,423    Nextel Communications, Inc.*                           735,805
       3,851    Niagara Mohawk Holdings Inc.*                           57,765
         943    NICOR, Inc.                                             32,710
       3,182    Northern States Power Co.                               65,032
         626    ONEOK, Inc.                                             16,863
       3,790    PECO Energy Co.                                        124,833
         707    Peoples Energy Corp.                                    25,982
       7,831    PG&E Corp.                                             175,219
       3,207    PP&L Resources, Inc.                                    73,961
       4,485    Public Service Enterprise Group, Inc.                  156,975
       6,024    Reliant Energy, Inc.                                   149,471
      69,979    SBC Communications, Inc.                             3,634,534
       4,872    Sempra Energy                                           90,132
      14,053    Southern Co.                                           328,489
      17,783    Sprint Corp. (FON Group)                             1,233,696
       9,007    Sprint Corp. (PCS Group)*                              826,392
       5,672    Texas Utilities Co.                                    203,129
       4,425    Unicom Corp.                                           141,323
       8,925    Williams Cos., Inc.                                    301,219
--------------------------------------------------------------------------------
                                                                    25,148,361
--------------------------------------------------------------------------------

                TOTAL COMMON STOCK

                (Cost -- $211,654,181)                             235,209,987
================================================================================

      FACE
      AMOUNT                 SECURITY                                   VALUE
================================================================================
U.S. Treasury Bills -- 0.3%

    $120,000    U.S. Treasury Bills, 3.000% due 12/16/99               119,850
     105,000    U.S. Treasury Bills, 3.500% due 12/16/99               104,847
      25,000    U.S. Treasury Bills, 4.350% due 12/16/99                24,955
     500,000    U.S. Treasury Bills, 4.550% due 12/16/99               499,052
--------------------------------------------------------------------------------
                TOTAL U.S. TREASURY BILLS (Cost -- $748,704)           748,704
================================================================================

                TOTAL INVESTMENTS -- 100%
                (Cost -- $212,402,885**)                          $235,958,691
================================================================================

*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost - $212,402,885)                   $ 235,958,691
   Receivable for Fund shares sold                                   2,099,482
   Dividends and interest receivable                                   286,857
   Receivable for securities sold                                      128,791
   Receivable from administrator                                        71,783
--------------------------------------------------------------------------------
   Total Assets                                                    238,545,604
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                    289,987
   Payable to bank                                                     160,591
   Payable for Fund shares purchased                                   131,304
   Distribution fees payable                                            10,545
   Accrued expenses                                                     98,388
--------------------------------------------------------------------------------
   Total Liabilities                                                   690,815
--------------------------------------------------------------------------------
Total Net Assets                                                  $237,854,789
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                     $     16,699
   Capital paid in excess of par value                             212,811,908
   Undistributed net investment income                               1,263,970
   Accumulated net realized gain on investments and
    futures contracts                                                  206,406
   Net unrealized appreciation of investments                       23,555,806
--------------------------------------------------------------------------------
Total Net Assets                                                  $237,854,789
================================================================================

Shares Outstanding:
   Class A                                                          15,714,082
--------------------------------------------------------------------------------
   Class D                                                             984,943
--------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                 $      14.24
--------------------------------------------------------------------------------
   Class D (and redemption price)                                 $      14.28

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               17

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                      $  1,952,792
   Interest                                                            260,666
--------------------------------------------------------------------------------
   Total Investment Income                                           2,213,458
--------------------------------------------------------------------------------

EXPENSES:
   Distribution fees (Note 2)                                          292,236
   Investment advisory fees (Note 2)                                   233,127
   Administration fees (Note 2)                                        155,418
   Shareholder and system servicing fees                                99,497
   Custody                                                              90,085
   Registration fees                                                    64,321
   Audit and legal                                                      40,357
   Shareholder communications                                           23,281
   Trustees' fees                                                       11,502
   Other                                                                 7,125
--------------------------------------------------------------------------------
   Total Expenses                                                    1,016,949
   Less: Administration fee waiver (Note 2)                           (122,303)
--------------------------------------------------------------------------------
   Net Expenses                                                        894,646
--------------------------------------------------------------------------------
Net Investment Income                                                1,318,812
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         1,683,279
     Futures contracts                                                (520,261)
--------------------------------------------------------------------------------
   Net Realized Gain                                                 1,163,018
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               3,647,032
     End of year                                                    23,555,806
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          19,908,774
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                       21,071,792
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 22,390,604
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended November 30, 1999
and the Period Ended November 30, 1998(a)

                                                         1999           1998
================================================================================
OPERATIONS:
  Net investment income                             $  1,318,812   $    256,578
  Net realized gain                                    1,163,018         83,845
  Increase in net unrealized appreciation             19,908,774      3,647,032
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              22,390,604      3,987,455
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (314,888)            --
  Net realized gains                                  (1,040,165)            --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                      (1,355,053)            --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   221,497,229     74,919,867
  Net asset value of shares issued
   for reinvestment of dividends                       1,313,876             --
  Cost of shares reacquired                          (62,988,825)   (21,910,364)
--------------------------------------------------------------------------------
  Increase in Net Assets From
  Fund Share Transactions                            159,822,280     53,009,503
--------------------------------------------------------------------------------
Increase in Net Assets                               180,857,831     56,996,958

NET ASSETS:
  Beginning of year                                   56,996,958             --
--------------------------------------------------------------------------------
  End of year*                                      $237,854,789   $ 56,996,958
================================================================================
* Includes undistributed net investment income of:  $  1,263,970   $    259,754
================================================================================

(a) For the period from January 5, 1998 (commencement of operations) to November 30, 1998.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fundare: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SSBC an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1999, SSBC waived a portion of its administration fees amounting to $122,303.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $20,557 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Pursuant to a Distribution Plan, the Fund pays CFBDS a service fee calculated at an annual rate of 0.20% of the average daily net assets for Class A shares.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $171,118,238
--------------------------------------------------------------------------------
Sales                                                                 9,658,264
================================================================================


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 34,928,944
Gross unrealized depreciation                                       (11,373,138)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 23,555,806
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1999, the Fund held no purchased call or put options.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended November 30, 1999, the Fund did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 1999, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 1999, the Fund had no securities on loan.

8. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 1999, total paid-in capital amounted to the following for each class:

                                                      Class A         Class D
================================================================================
Total Paid-In Capital                              $199,697,976     $13,130,631
================================================================================


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of the Fund were as follows:

                                        Year Ended            Period Ended
                                     November 30, 1999   November 30, 1998(1)(2)
================================================================================
Class A
Shares sold                             14,264,265              6,596,036
Shares issued on reinvestment               89,688                     --
Shares reacquired                       (3,247,873)            (1,988,034)
--------------------------------------------------------------------------------
Net Increase                            11,106,080              4,608,002
================================================================================

Class D

Shares sold                              2,270,347                175,689
Shares issued on reinvestment                5,161                     --
Shares reacquired                       (1,441,526)               (24,728)
--------------------------------------------------------------------------------
Net Increase                               833,982                150,961
================================================================================

(1) For Class A shares, transactions are for the period from January 5, 1998 (inception date) to November 30, 1998.

(2) For Class D shares, transactions are for the period from August 4, 1998 (inception date) to November 30, 1998.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

                                           Class A             Class D
                                      -----------------    -----------------
                                      1999(1)    1998(2)   1999(1)   1998(3)
================================================================================
Net Asset Value, Beginning of Year    $11.98     $10.00     $11.99   $11.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)              0.12       0.05       0.17     0.03
  Net realized and unrealized gain      2.27       1.93       2.26     0.96
--------------------------------------------------------------------------------
Total Income From Operations            2.39       1.98       2.43     0.99
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.06)        --      (0.07)      --
  Net realized gains                   (0.07)        --      (0.07)      --
--------------------------------------------------------------------------------
Total Distributions                    (0.13)        --      (0.14)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Year          $14.24     $11.98     $14.28   $11.99
--------------------------------------------------------------------------------
Total Return                           19.96%    19.80%++    20.29%    9.00%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $223,787    $55,187    $14,068   $1,810
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)(5)                        0.59%      0.59%+     0.34%    0.36%+
  Net investment income                 0.83       1.05+      1.08     1.33+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    6%         4%         6%       4%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from January 5, 1998 (inception date) to November 30, 1998.

(3)   For the period from August 4, 1998 (inception date) to November 30, 1998.

(4) The administrator agreed to waive all or a portion of its fees for the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $177,520 for the period ended November 30, 1998. If these expenses were not waived and reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

             Per Share Decreases to    Expense Ratios Without
              Net Investment Income    Waiver and Reimbursement
             -----------------------   ------------------------
                 Class A  Class D          Class A  Class D
                 -------  -------          -------  -------
      1999        $0.01    $0.01             0.68%    0.43%

      1998         0.04     0.02             1.42+    1.18+

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.60% and 0.40% for Class A and Class D shares, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Investment Trust

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of November 30, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from January 5, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of November 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from January 5, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG LLP

New York, New York
January 14, 2000


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               27

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For federal tax purposes the fund hereby designates for the fiscal year ended November 30, 1999:

      o     A corporate dividends received deduction of 99.82%

      o     Total long-term capital gain distributions paid of $748,868

A total of 0.79% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat
Vice President and
Investment Officer

John Lau
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

Travelers Investment
Management Co.

Administrator

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNCBank, N.A.

Transfer Agent

Smith Barney Private Turst Company
388 Greenwich Street, 22nd Floor
New York, New York  10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island  02940

This report is submitted for the general information of the shareholders of Smith Barney S&P 500 Index Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
S&P 500 Index Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD1580 1/00